EXHIBIT 10.17
================================================================================



                           LOAN AND SECURITY AGREEMENT



                                  BY AND AMONG



                    THE OLD EVANGELINE DOWNS, L.L.C. ("OED")

                                       AND

             THE OLD EVANGELINE DOWNS CAPITAL CORP. ("OED CAPITAL")

                                  AS BORROWERS,



                                       AND

              EACH OF ITS SUBSIDIARIES THAT ARE SIGNATORIES HERETO

                                  AS BORROWERS,


                     THE LENDERS THAT ARE SIGNATORIES HERETO

                                 AS THE LENDERS,



                                       AND

                           WELLS FARGO FOOTHILL, INC.

                    AS THE ARRANGER AND ADMINISTRATIVE AGENT



                         DATED AS OF SEPTEMBER 22, 2003



================================================================================


                                TABLE OF CONTENTS
                                                                                                             Page
                                                                                                             ----

1.       DEFINITIONS AND CONSTRUCTION............................................................................1

         1.1      Definitions....................................................................................1

         1.2      Accounting Terms..............................................................................17

         1.3      Code..........................................................................................17

         1.4      Construction..................................................................................17

         1.5      Schedules and Exhibits........................................................................18

2.       LOAN AND TERMS OF PAYMENT..............................................................................18

         2.1      Advances......................................................................................18

         2.2      Repayment of Advances.........................................................................19

         2.3      Borrowing Procedures and Settlements..........................................................19

         2.4      Payments......................................................................................23

         2.5      [Intentionally Omitted].......................................................................25

         2.6      Interest:  Rates, Payments, and Calculations..................................................25

         2.7      [Intentionally Omitted].......................................................................26

         2.8      Crediting Payments............................................................................26

         2.9      Designated Account............................................................................26

         2.10     Maintenance of Loan Account; Statements of Obligations........................................27

         2.11     Fees..........................................................................................27

         2.12     [Intentionally Omitted].......................................................................28

         2.13     Registered Notes..............................................................................28

         2.14     Capital Requirements..........................................................................28

         2.15     Joint and Several Liability of Borrowers......................................................28

3.       CONDITIONS; TERM OF AGREEMENT..........................................................................31

         3.1      Conditions Precedent to Initial Extension of Credit...........................................31

         3.2      Conditions Subsequent to Initial Extension of Credit..........................................33

         3.3      Conditions Precedent to all Extensions of Credit..............................................33

         3.4      Term..........................................................................................33

         3.5      Effect of Termination.........................................................................34

         3.6      Early Termination by Borrowers................................................................34

4.       CREATION OF SECURITY INTEREST..........................................................................34

         4.1      Grant of Security Interest....................................................................34


                                      -i-

                                TABLE OF CONTENTS
                                   (continued)
                                                                                                         Page
                                                                                                         ----

         4.2      Negotiable Collateral....................................................................34

         4.3      [Intentionally Omitted]..................................................................35

         4.4      Delivery of Additional Documentation Required............................................35

         4.5      Power of Attorney........................................................................35

         4.6      Right to Inspect.........................................................................35

         4.7      [Intentionally Omitted]..................................................................35

         4.8      Letter of Credit.........................................................................35

5.       REPRESENTATIONS AND WARRANTIES....................................................................36

         5.1      No Encumbrances..........................................................................36

         5.2      [Intentionally Omitted]..................................................................36

         5.3      [Intentionally Omitted]..................................................................36

         5.4      Equipment................................................................................36

         5.5      Location of Equipment....................................................................36

         5.6      [Intentionally Omitted]..................................................................36

         5.7      Location of Chief Executive Office; FEIN.................................................36

         5.8      Due Organization and Qualification; Subsidiaries.........................................36

         5.9      Due Authorization; No Conflict...........................................................37

         5.10     Litigation...............................................................................38

         5.11     No Material Adverse Change...............................................................38

         5.12     Fraudulent Transfer......................................................................38

         5.13     Employee Benefits........................................................................38

         5.14     Environmental Condition..................................................................38

         5.15     Brokerage Fees...........................................................................39

         5.16     Intellectual Property....................................................................39

         5.17     Leases...................................................................................39

         5.18     DDAs.....................................................................................39

         5.19     Complete Disclosure......................................................................39

         5.20     Indebtedness.............................................................................39

         5.21     Licenses and Permits.....................................................................39


                                      -ii-

                                TABLE OF CONTENTS
                                   (continued)
                                                                                                          Page
                                                                                                          ----

6.       AFFIRMATIVE COVENANTS.............................................................................40

         6.1      Accounting System........................................................................40

         6.2      Reporting................................................................................40

         6.3      Financial Statements, Reports, Certificates..............................................41

         6.4      [Intentionally Omitted]..................................................................43

         6.5      [Intentionally Omitted]..................................................................43

         6.6      Maintenance of Properties................................................................43

         6.7      Taxes....................................................................................43

         6.8      Insurance................................................................................44

         6.9      Location of Equipment....................................................................45

         6.10     Compliance with Laws.....................................................................45

         6.11     Leases...................................................................................45

         6.12     Brokerage Commissions....................................................................45

         6.13     Existence................................................................................45

         6.14     Environmental............................................................................46

         6.15     Disclosure Updates.......................................................................46

         6.16     Government Authorization.................................................................46

         6.17     License Renewals.........................................................................46

         6.18     Licenses and Permits.....................................................................46

7.       NEGATIVE COVENANTS................................................................................47

         7.1      Indebtedness.............................................................................47

         7.2      Liens....................................................................................48

         7.3      Restrictions on Fundamental Changes......................................................48

         7.4      Disposal of Assets.......................................................................48

         7.5      Change Name..............................................................................48

         7.6      Guarantee................................................................................48

         7.7      Nature of Business.......................................................................48

         7.8      Prepayments and Amendments...............................................................48

         7.9      Change of Control........................................................................49

         7.10     [Intentionally Omitted]..................................................................49


                                     -iii-

                                TABLE OF CONTENTS
                                   (continued)
                                                                                                          Page
                                                                                                          ----

         7.11     Distributions; Management Fees...........................................................49

         7.12     Accounting Methods.......................................................................49

         7.13     Investments..............................................................................49

         7.14     Transactions with Affiliates.............................................................49

         7.15     Suspension...............................................................................50

         7.16     Compensation.............................................................................50

         7.17     Use of Proceeds..........................................................................50

         7.18     Change in Location of Chief Executive Office; Equipment with Bailees.....................50

         7.19     Securities Accounts......................................................................50

         7.20     Financial Covenants......................................................................50

8.       EVENTS OF DEFAULT.................................................................................51

9.       THE LENDER'S RIGHTS AND REMEDIES..................................................................54

         9.1      Rights and Remedies......................................................................54

         9.2      Remedies Cumulative......................................................................56

10.      TAXES AND EXPENSES................................................................................56

11.      WAIVERS; INDEMNIFICATION..........................................................................56

         11.1     Demand; Protest..........................................................................56

         11.2     The Lender Group's Liability for Collateral..............................................57

         11.3     Indemnification..........................................................................57

12.      NOTICES...........................................................................................57

13.      CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER........................................................59

14.      ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS........................................................60

         14.1     Assignments and Participations...........................................................60

15.      AMENDMENTS; WAIVERS...............................................................................63

         15.1     Amendments and Waivers...................................................................63

         15.2     Replacement of Holdout Lender............................................................64

         15.3     No Waivers; Cumulative Remedies..........................................................64

16.      AGENT; THE LENDER GROUP...........................................................................65

         16.1     Appointment and Authorization of Agent...................................................65

         16.2     Delegation of Duties.....................................................................66


                                      -iv-

                                TABLE OF CONTENTS
                                   (continued)
                                                                                                            Page
                                                                                                            ----

         16.3     Liability of Agent.........................................................................66

         16.4     Reliance by Agent..........................................................................66

         16.5     Notice of Default or Event of Default......................................................66

         16.6     Credit Decision............................................................................67

         16.7     Costs and Expenses; Indemnification........................................................67

         16.8     Agent in Individual Capacity...............................................................68

         16.9     Successor Agent............................................................................68

         16.10    Lender in Individual Capacity..............................................................68

         16.11    Withholding Taxes..........................................................................69

         16.12    Collateral Matters.........................................................................71

         16.13    Restrictions on Actions by Lenders; Sharing of Payments....................................71

         16.14    Agency for Perfection......................................................................72

         16.15    Payments by Agent to the Lenders...........................................................72

         16.16    Concerning the Collateral and Related Loan Documents.......................................72

         16.17    Field Audits and Examination Reports; Confidentiality; Disclaimers by Lenders; Other
                  Reports and Information....................................................................73

         16.18    Several Obligations; No Liability..........................................................74

17.      GENERAL PROVISIONS..................................................................................74

         17.1     Effectiveness..............................................................................74

         17.2     Section Headings...........................................................................74

         17.3     Interpretation.............................................................................74

         17.4     Severability of Provisions.................................................................75

         17.5     Amendments in Writing......................................................................75

         17.6     Counterparts; Telefacsimile Execution......................................................75

         17.7     Revival and Reinstatement of Obligations...................................................75

         17.8     Integration................................................................................75

         17.9     Parent as Agent for Borrowers..............................................................75

         17.10    Non-Recourse Liability.....................................................................76


                             EXHIBITS AND SCHEDULES

Exhibit A-1                 Form of Assignment and Acceptance
Exhibit C-1                 Form of Compliance Certificate

Schedule A-1                Agent's Account
Schedule C-1                Commitments
Schedule D-1                Designated Account
Schedule P-1                Permitted Liens
Schedule 5.5                Locations of Equipment
Schedule 5.7                Chief Executive Office; FEIN
Schedule 5.8(b)             Capitalization of Borrowers
Schedule 5.8(c)             Capitalization of Borrowers' Subsidiaries
Schedule 5.10               Litigation
Schedule 5.14               Environmental Matters
Schedule 5.16               Intellectual Property
Schedule 5.18               Demand Deposit Accounts
Schedule 5.20               Permitted Indebtedness
Schedule 5.21               Licenses and Permits
Schedule 7.17               Equipment to be Purchased

                                                                  Execution Copy


                           LOAN AND SECURITY AGREEMENT

         THIS LOAN AND SECURITY AGREEMENT (this "Agreement"), is entered into as of September 22, 2003 by and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders ("Agent"), and, on the other hand, THE OLD EVANGELINE DOWNS, L.L.C., a Louisiana limited liability company ("Parent"), THE OLD EVANGELINE DOWNS CAPITAL CORP., a Delaware corporation ("OED Capital"), and each of Parent's other wholly-owned Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent and OED Capital, are referred to hereinafter each individually as a "Borrower," and individually and collectively, jointly and severally, as "Borrowers").

         The parties agree as follows:

1.       DEFINITIONS AND CONSTRUCTION.

         1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following definitions:

         "Accounts" means all of Borrowers' now owned or hereafter acquired right, title, and interest with respect to "accounts" (as that term is defined in the Code), and any and all supporting obligations in respect thereof.

         "Additional Documents" has the meaning set forth in Section 4.4.

         "Administrative Borrower" has the meaning set forth in Section 16.10.

         "Advance" means any Tranche A Advance or any Tranche B Advance, and "Advances" means all Tranche A Advances and all Tranche B Advances.

         "Affiliate" means, as applied to any Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of Stock, by contract, or otherwise.

         "Agent" means Wells Fargo Foothill, solely in its capacity as agent for the Lenders hereunder, and any successor thereto.

         "Agent's Account" means the account identified on Schedule A-1.

         "Agent Advances" has the meaning set forth in Section 2.3(e)(i).

         "Agent's Liens" means the Liens granted by Borrowers to Agent for the benefit of the Lender Group under this Agreement or the other Loan Documents.

         "Agent-Related Persons" means Agent, together with its Affiliates, officers, directors, employees and agents.

         "Agreement" has the meaning set forth in the preamble hereto.

         "Assignee" has the meaning set forth in Section 14.1(a).

         "Assignment and Acceptance" means an Assignment and Acceptance in the form of Exhibit A-1.

         "Authorized   Person"   means  any   officer  or  other   employee   of
Administrative Borrower.

         "Availability Termination Date" means March 1, 2004.

         "Bankruptcy Code" means the United States Bankruptcy Code, as in effect from time to time.

         "Base Rate" means, the rate of interest announced within Wells Fargo at its principal office in San Francisco as its "prime rate", with the understanding that the "prime rate" is one of Wells Fargo's base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publication or publications as Wells Fargo may designate.

         "Base Rate Margin" means two and one-half percentage points (2.50%).

         "Beneficial Owner" or "beneficial owner" has the meaning attributed to it in Rules 13d-3 and 13d-5 under the Exchange Act (as in effect on the Closing
Date) whether or not otherwise applicable.

         "Benefit Plan" means a "defined benefit plan" (as defined in Section 3(35) of ERISA) for which any Borrower or any Subsidiary or ERISA Affiliate of any Borrower has been an "employer" (as defined in Section 3(5) of ERISA) within the past six years.

         "Board of Directors" means the board of directors (or comparable managers) of Parent or any committee thereof duly authorized to act on behalf thereof.

         "Books" means all of each Borrower's now owned or hereafter acquired books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of each Borrower's Records relating to its or their business operations or financial condition, and all of its or their goods or general intangibles related to such information).

         "Borrower" and "Borrowers" have the respective meanings set forth in the preamble to this Agreement.

         "Borrowing" means a borrowing hereunder of an Advance.

         "Business Day" means any day that is not a Saturday, Sunday, or other day on which national banks are authorized or required to close in New York, New York.

         "Capital Lease" means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

         "Capitalized Lease Obligation" means any Indebtedness represented by obligations under a Capital Lease.

         "Cash Collateral and Disbursement Agreement" means that certain Cash Collateral and Disbursement Agreement, dated as of February 25, 2003, among the Indenture Trustee, U.S. Bank National Association, as Disbursement Agent, the Construction Consultant and Borrowers.

         "Cash Equivalents" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either S&P or Moody's,
(c) commercial paper maturing no more than 270 days from the date of acquisition thereof and, at the time of acquisition, having a rating of A-1 or P-1, or better, from S&P or Moody's, and (d) certificates of deposit or bankers' acceptances maturing within 1 year from the date of acquisition thereof either
(i) issued by any bank organized under the laws of the United States or any state thereof which bank has a rating of A or A2, or better, from S&P or Moody's, or (ii) certificates of deposit less than or equal to $100,000 in the aggregate issued by any other bank insured by the Federal Deposit Insurance Corporation.

         "Change of Control" means the occurrence of any of the following: (1) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the Managers of Parent (together with any new Managers whose election as a Manager or whose nominations for election by Parent's members or stockholders, was approved by a majority of Managers then still in office who were either Managers at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of such Managers then in office; provided, however, that there shall be no Change of Control pursuant to this clause (1) if during such two-year period any of the Excluded Persons continue to (i) own, directly or indirectly, a majority of the Voting Stock of Parent or (ii) control or manage, directly or indirectly, the day-to-day operations of Parent; (2) any Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the aggregate voting power of the Voting Stock of Parent, or conversely, any Person that beneficially owns, directly or indirectly, a majority of the aggregate voting power of the Voting Stock of Parent on the Closing Date becomes the Beneficial Owner, directly or indirectly, of less than a majority of the voting power of the Voting Stock of Parent; (3) Borrowers adopt a plan of liquidation; (4) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of Parent and the Subsidiaries, in each case, taken as a whole, to any Person other than Parent, a Subsidiary or the Excluded Persons, or (5) the first day on which Parent fails to own 100% of the issued and outstanding Stock of OED Capital. As used in this definition, "Person" (including any group that is deemed to be a "Person") has the meaning given by Section 13(d) of the Exchange Act, whether or not applicable.

         "Closing Date" means September 22, 2003.

         "Closing Date Business Plan" means the set of Projections of Borrowers for the 3 year period following the Closing Date (on a year by year basis, and for the 1 year period following the Closing Date, on a month by month basis), in form and substance (including as to scope and underlying assumptions) satisfactory to Agent.

         "Code" means the New York Uniform Commercial Code, as in effect from time to time.

         "Collateral"   means  the  Tranche  A  Collateral  and  the  Tranche  B
Collateral.

         "Collateral Access Agreement" means a landlord waiver, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in the Equipment, in each case, in form and substance satisfactory to Agent.

         "Collections" means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds and proceeds of cash sales) of Borrowers.

         "Commitment" means, with respect to each Lender, its Tranche A Commitment, its Tranche B Commitment, or its Total Commitment, as the context requires, and, with respect to all Lenders, their Tranche A Commitments, their Tranche B Commitments, or their Total Commitments, as the context requires, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

         "Compliance Certificate" means a certificate substantially in the form of Exhibit C-1 delivered by the chief financial officer of Parent to Agent.

         "Construction Consultant" means ABACUS Project Management, Inc., an Arizona corporation.

         "Contractor" means W.G. Yates & Sons Construction Company.

         "Control Agreement" means a control agreement, in form and substance satisfactory to Agent, executed and delivered by the applicable Borrower, Agent, and the applicable securities intermediary with respect to a Securities Account or a bank with respect to a DDA.

         "Daily Balance" means, with respect to each day during the term of this Agreement, the amount of an Obligation owed at the end of such day.

         "DDA" means any checking or other demand deposit account maintained by any Borrower.

         "Default" means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

         "Defaulting Lender" means any Lender that fails to make any Advance (or other extension of credit) that it is required to make hereunder on the date that it is required to do so hereunder.

         "Defaulting Lender Rate" means (a) the Base Rate for the first 3 days from and after the date the relevant payment is due, and (b) thereafter, at the interest rate then applicable to Advances (inclusive of the Base Rate Margin applicable thereto).

         "Designated Account" means that certain DDA of Administrative Borrower identified on Schedule D-1.

         "Designated Account Bank" means Bank One, N.A., whose address is P.O. Box 3248, Lafayette, LA 70502 and whose ABA number is 065400137.

         "Disbursement Letter" means an instructional letter executed and delivered by Administrative Borrower to Agent regarding the extensions of credit to be made on the Closing Date, the form and substance of which is satisfactory to Agent.

         "Dollars" or "$" means United States dollars.

         "EBITDA" means, with respect to any fiscal period, Parent's and its Subsidiaries consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, as determined in accordance with GAAP.

         "Eligible Transferee" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $250,000,000, (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development or a political subdivision of any such country and which has total assets in excess of $250,000,000, provided that such bank is acting through a branch or agency located in the United States, (c) a finance company, insurance company, or other financial institution or fund that is engaged in making, purchasing, or otherwise investing in commercial loans in the ordinary course of its business and having (together with its Affiliates) total assets in excess of $250,000,000, (d) any Affiliate (other than individuals) of a Lender that was party hereto as of the Closing Date, (e) so long as no Event of Default has occurred and is continuing, any other Person approved by Agent and Administrative Borrower, and (f) during the continuation of an Event of Default, any other Person approved by Agent.

         "Environmental Actions" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other communication from any Governmental Authority, or any third party involving violations of Environmental Laws or releases of Hazardous Materials from (a) any assets, properties, or businesses of any Borrower or any predecessor in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by any Borrower or any predecessor in interest.

         "Environmental Law" means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy, or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, to the extent binding on Borrowers, relating to the environment, employee health and safety, or Hazardous Materials, including CERCLA; RCRA; the Federal Water Pollution Control Act, 33 USC ss. 1251 et seq.; the Toxic Substances Control Act, 15 USC, ss. 2601 et seq.; the Clean Air Act, 42 USC ss. 7401 et seq.; the Safe Drinking Water Act, 42 USC. ss. 3803 et seq.; the Oil Pollution Act of 1990, 33 USC. ss. 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 USC. ss. 11001 et seq.; the Hazardous Material Transportation Act, 49 USC ss. 1801 et seq.; and the Occupational Safety and Health Act, 29 USC. ss.651 et seq. (to the extent it regulates occupational exposure to Hazardous Materials); any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

         "Environmental Liabilities and Costs" means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to any Environmental Action.

         "Environmental Lien" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

         "Equipment" means all of Borrowers' now owned or hereafter acquired right, title, and interest with respect to equipment, machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto.

         "ERISA Affiliate" means (a) any Person subject to ERISA whose employees are treated as employed by the same employer as the employees of a Borrower under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of a Borrower under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which a Borrower is a member under IRC
Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the

IRC, any Person subject to ERISA that is a party to an arrangement with a Borrower and whose employees are aggregated with the employees of a Borrower under IRC Section 414(o).

         "Event of Default" has the meaning set forth in Section 8.

         "Exchange Act" means the Securities Exchange Act of 1934, as in effect from time to time.

         "Excluded Person" means (a) PGC; (b) PGP; (c) PGP Investors; (d) OED Acquisition, (e) M. Brent Stevens, Michael S. Luzich and any Affiliate or Manager of PGP, PGC, PGP Investors, M. Brent Stevens or Michael S. Luzich (collectively, the "Existing Holders"), (f) any trust, corporation, partnership or other entity (i) controlled by the Existing Holders and members of the immediate family of the Existing Holders or (ii) 80% of the beneficiaries, stockholders, partners or owners of which consist solely of the Existing Holders and members of the immediate family of the Existing Holders or (g) any partnership, the sole general partners of which consist solely of the Existing Holders and members of the immediate facility of the Existing Holders.

         "Fee Letter" means that certain fee letter, dated as of even date herewith, between Borrowers and Agent, in form and substance satisfactory to Agent.

         "FEIN" means Federal Employer Identification Number.

         "Fixed Price Contract" means that certain Agreement, dated as of February 25, 2003, between Parent and Contractor, as amended, restated, supplemented or otherwise modified from time to time.

         "Funding Date" means the date on which a Borrowing occurs.

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

         "Gaming Authority" means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States of America or foreign government (including Native American governments), any state, province or city or other political subdivision thereof, whether now or hereafter existing, or any officer or official thereof, including the Louisiana Regulatory Authorities, and any other agency with authority to regulate any gaming or racing operation (or proposed gaming or racing operation) owned, managed or operated by Parent or any of its Subsidiaries.

         "Gaming Equipment" means all Equipment composed of slot machines, video poker machines, and all other gaming equipment and related signage, accessories and peripheral equipment.

         "Gaming License" means any material license, franchise, registration, qualification, findings of suitability or other approval or authorization required to own, lease, operate or otherwise conduct or manage riverboat, dockside or land-based gaming activities, including racing facilities and activities, in any state or jurisdiction in which Parent or any of its Subsidiaries conduct business or propose to conduct business (including, without limitation, all such licenses granted by the Louisiana Regulatory Authorities), and all applicable liquor licenses.

         "Governing   Documents"  means,   with  respect  to  any  Person,   the
certificate or articles of incorporation, by-laws, or other organizational documents of such Person.

         "Governmental Authority" means any federal, state, local, or other governmental or administrative body, instrumentality, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

         "Hazardous Materials" means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or "EP toxicity", (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

         "Indebtedness" means (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products, (c) all obligations under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of a Borrower or its Subsidiaries, irrespective of whether such obligation or liability is assumed, (e) all obligations for the deferred purchase price of assets (other than trade debt incurred in the ordinary course of business and repayable in accordance with customary trade practices), and (f) any obligation guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person.

         "Indemnified Liabilities" has the meaning set forth in Section 11.3.

         "Indemnified Person" has the meaning set forth in Section 11.3.

         "Indenture" means that certain Indenture dated as of February 25, 2003, among the Borrowers and the Indenture Trustee as in effect on such date.

         "Indenture Accounts" means (a) Collateral Accounts (as defined in the Indenture) and (b) the Excess Cash Flow Account (as defined in the Indenture).

         "Indenture Trustee" means (a) U.S. Bank National Association, a National Association, in its capacity as trustee under the Indenture, or (b) any successor trustee under the Indenture from time to time.

         "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

         "Intercompany Subordination Agreement" means a subordination agreement executed and delivered by Borrowers and Agent, the form and substance of which is satisfactory to Agent.

         "Inventory" means all Borrowers' now owned or hereafter acquired right, title, and interest with respect to inventory, including goods held for sale or lease or to be furnished under a contract of service, goods that are leased by a Borrower as lessor, goods that are furnished by a Borrower under a contract of service, and raw materials, work in process, or materials used or consumed in a Borrower's business.

         "Investment" means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, or capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide Accounts arising in the ordinary course of business consistent with past practices), purchases or other acquisitions for consideration of Indebtedness or Stock, and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

         "IRC" means the Internal Revenue Code of 1986, as in effect from time to time.

         "Lender" has the meaning set forth in the preamble to this Agreement.

         "Lender Group" means, individually and collectively, each of the Lenders and Agent.

         "Lender Group Expenses" means all (a) costs or expenses (including taxes, and insurance premiums) required to be paid by a Borrower under any of the Loan Documents that are paid or incurred by the Lender Group, (b) the actual fees or charges paid or incurred by Agent in connection with the Lender Group's transactions with Borrowers, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic Collateral appraisals or business valuations to the extent of the fees and charges (and up to the amount of any limitation) contained in this Agreement), real estate surveys, real estate title policies and endorsements, and environmental audits, (c) costs and expenses incurred by Agent in the disbursement of funds to or for the account of Borrowers (by wire transfer or otherwise), (d) charges paid or incurred by Agent resulting from the dishonor of checks, (e) reasonable costs and expenses paid or incurred by the Lender Group to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (f) audit fees and expenses of Agent related to audit examinations of the Books to the extent of the fees and charges (and up to the amount of any limitation) contained in this

Agreement, (g) reasonable costs and expenses of third party claims or any other suit paid or incurred by the Lender Group in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or the Lender Group's relationship with any Borrower or any guarantor of the Obligations, (h) Agent's reasonable fees and expenses (including attorneys fees) incurred in advising, structuring, drafting, reviewing, administering, or amending the Loan Documents, and (i) Agent and each Lender's reasonable fees and expenses (including attorneys fees) incurred in terminating, enforcing (including attorneys fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning any Borrower or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether suit is brought, or in taking any Remedial Action concerning the Collateral.

         "Lender-Related Person" means, with respect to any Lender, such Lender, together with such Lender's Affiliates, and the officers, directors, employees, and agents of such Lender or any of such Lender's Affiliates.

         "Letter of Credit" means that certain Letter of Credit issued in favor of Agent by Wells Fargo in a face amount of $3,200,000.00, and in form and substance acceptable to the Lender Group.

         "Lien" means any interest in an asset securing an obligation owed to, or a claim by, any Person other than the owner of the asset, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also including reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

         "Loan Account" has the meaning set forth in Section 2.10.

         "Loan Documents" means this Agreement, the Disbursement Letter, the Letter of Credit, the Fee Letter, the Officers' Certificate, the Management Fees Subordination Agreement, the Intercompany Subordination Agreement, any note or notes executed by a Borrower in connection with this Agreement and payable to a member of the Lender Group, and any other agreement entered into, now or in the future, by any Borrower and the Lender Group in connection with this Agreement.

         "Louisiana Regulatory Authorities" means, collectively, the Louisiana Gaming Control Board and the Louisiana State Racing Commission, or any successor Gaming Authority.

         "Management   Agreement"   means  that  certain  Amended  and  Restated
Management Services Agreement dated as of February 25, 2003 among PGC, OED Acquisition and Parent as in effect as of such date.

         "Management Fees Subordination Agreement" means that certain Management Fees Subordination Agreement, dated as of the Closing Date, among Borrowers, Agent, OED Acquisition and PGC, the form and substance of which is satisfactory to Agent.

         "Manager" means, with respect to any Person (a) if such Person is a limited liability company, the members of the board of managers, or members of such other body performing similar functions for such Person, manager or managers, as appointed pursuant to the operating agreement of such Person as then in effect, or in the event that there are no managers or board of managers or similar governing body, the sole member or (b) otherwise, the members of the board of directors (if such Person is a corporation) or other governing body of such Person.

         "Material Adverse Change" means (a) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Borrowers taken as a whole, (b) a material impairment of a Borrower's ability to perform its obligations under the Loan Documents to which it is a party or of the Lender Group's ability to enforce the Obligations or realize upon the Collateral or the Letter of Credit, or (c) a material impairment of the enforceability or priority of the Agent's Liens with respect to the Collateral as a result of an action or failure to act on the part of a Borrower.

         "Maturity Date" has the meaning set forth in Section 3.4.

         "Miscellaneous Indebtedness" means Indebtedness (other than the Obligations, the Obligations (as defined in the Revolving Loan Agreement) under the Revolving Loan Agreement and Permitted Gaming Equipment Purchase Money
Indebtedness, but including Capitalized Lease Obligations), in an aggregate amount outstanding at any one time not in excess of $7,500,000.

         "Moody's"   means   Moody's   Investors   Service,   Inc.,  a  Delaware
corporation, and its successors.

         "Negotiable Collateral" means all of Borrowers' now owned and hereafter acquired right, title, and interest with respect to letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof.

         "Net Proceeds" means all proceeds of any sale or disposition of assets net of commissions and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and payable by a Borrower in connection therewith (in each case, paid to non-Affiliates).

         "Note" and "Notes" shall have the meanings ascribed thereto in the Indenture.

         "Obligations" means all loans, Advances, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), liabilities (including all amounts charged to Borrowers' Loan Account pursuant hereto), obligations, fees, charges, costs, Lender Group Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties of any kind and description owing by Borrowers to the Lender Group pursuant to or evidenced by the

Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all Lender Group Expenses that Borrowers are required to pay or reimburse by the Loan Documents or by law. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all amendments, changes, extensions, modifications, renewals replacements, substitutions, and supplements, thereto and thereof, as applicable, both prior and subsequent to any Insolvency Proceeding.

         "OED Acquisition" means OED Acquisition, LLC, a Delaware limited liability company.

         "OED Capital" has the meaning set forth in the preamble to this Agreement.

         "Officers' Certificate" means the representations and warranties of officers form submitted by Agent to Administrative Borrower, together with Borrowers' completed responses to the inquiries set forth therein, the form and substance of such responses to be satisfactory to Agent.

         "Originating Lender" has the meaning set forth in Section 14.1(e).

         "Parent" has the meaning set forth in the preamble to this Agreement.

         "Participant" has the meaning set forth in Section 14.1(e).

         "Participant Register" has the meaning set forth in Section 14.1(i).

         "Permitted Discretion" means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

         "Permitted Dispositions" means (a) sales or other dispositions by any Borrower of Collateral that is substantially worn, damaged, or obsolete in the ordinary course of business; provided, however, Agent shall have received 10 days prior written notice of such sale or disposition, and upon the consummation of such sale of disposition, such Borrower shall repay Advances under the Tranche A Commitment or Tranche B Commitment, as applicable, in an amount equal to the Net Proceeds for such Collateral, (b) sales by any Borrower of Inventory to buyers in the ordinary course of business, (c) the use or transfer of money or Cash Equivalents by Administrative Borrower or its Subsidiaries in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents, and (d) the licensing by Administrative Borrower or its Subsidiaries, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business.

         "Permitted Gaming Equipment Purchase Money Indebtedness" means Purchase Money Indebtedness incurred from time to time to acquire Gaming Equipment (other than the Collateral) in the ordinary course of business in an aggregate amount outstanding at any time not in excess of the sum of (a) $9,000,000, plus (b) the aggregate principal amount of the Advances hereunder which have been repaid; provided, however, (i) no such Indebtedness shall be used to finance any portion of the Equipment being financed by an Advance hereunder, and (ii) the Gaming Equipment acquired with the proceeds of such Indebtedness shall not be attached or affixed to or installed on any of the Collateral.

         "Permitted Investments" means (a) investments in Cash Equivalents, (b) investments in negotiable instruments for collection, (c) advances made in connection with purchases of goods or services in the ordinary course of business, (d) investments by any Borrower in any other Borrower provided that if any such investment is in the form of Indebtedness, such Indebtedness investment shall be subject to the terms and conditions of the Intercompany Subordination Agreement, and (e) Permitted Investments as that term is defined in the Indenture or Restricted Payments permitted by Section 1.1 of the Indenture.

         "Permitted Lien" means:

         (a) Liens set forth on Schedule P-1;

         (b) Liens imposed by governmental authorities for taxes, assessments or other charges not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently pursued, if adequate reserves with respect thereto are maintained on the books of Borrowers in accordance with GAAP;

         (c) statutory Liens of carriers, warehousemen, mechanics, material men, suppliers, landlords, repairmen or other like Liens arising by operation of law in the ordinary course of business; provided, that (1) the underlying obligations are not yet delinquent, or (2) such Liens are being contested in good faith by appropriate proceedings promptly instituted and diligently pursued and adequate reserves with respect thereto are maintained on the books of Borrowers in accordance with GAAP;

         (d) Liens securing the performance of statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

         (e) easements, rights-of-way, zoning, similar restrictions and other similar encumbrances or title defects incurred in the ordinary course of business consistent with industry practices which, singly or in the aggregate, do not in any case materially detract from the value of the property subject thereto (as such property is used by Borrowers) or materially interfere with the ordinary conduct of the businesses of Borrowers;

         (f) Liens incurred or deposits made in the ordinary course of business to secure the obligations of Borrowers under workers' compensation, unemployment insurance and other types of social security legislation or otherwise to secure statutory or regulatory obligations of Borrowers in the ordinary course of business consistent with past practice, including to secure the performance of tenders, surety and appeal bonds, bids, leases, governmental contracts, performance and return-of-money bonds and other similar obligations (exclusive in each case of obligations for the payment of borrowed money); provided, that the obligations in connection with which such Liens were incurred or deposits made shall have been incurred in the ordinary course of business and shall otherwise be permitted by this Agreement;

         (g) Liens securing the Obligations;

         (h) Liens securing Miscellaneous Indebtedness or Permitted Gaming Equipment Purchase Money Indebtedness provided that in each case such Lien attaches only to the asset purchased or acquired with the proceeds of such Indebtedness; and

         (i) leases or subleases granted to other Persons in the ordinary course of business not materially interfering with the conduct of the businesses of Borrowers or materially detracting from the value of the relative assets of Borrowers;

         (j) Liens arising from precautionary Uniform Commercial Code financing statement filings regarding operating leases entered into by Borrowers in the ordinary course of business;

         (k) Liens securing permitted refinancing Indebtedness incurred in compliance with this Agreement to refinance any Indebtedness that was secured by Liens prior to such refinancing;

         (l) Liens in favor of the Indenture Trustee relative to the Senior Note Documents;

         (m) Liens securing the obligations under the Revolving Loan Agreement; and

         (n) Liens upon specific items of Inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such Inventory or other goods.

         "Permitted Protest" means the right of Administrative Borrower or any of its Subsidiaries, as applicable, to protest any Lien (other than any such Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on the Books in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by Administrative Borrower or any of its Subsidiaries, as applicable, in good faith, and (c) Agent is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Agent's Liens.

         "Person"  means  natural  persons,   corporations,   limited  liability
companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

         "PGC" means Peninsula Gaming Company, LLC, a Delaware limited liability company and the direct and sole manager of OED Acquisition.

         "PGP Investors" means PGP Investors, LLC, a Delaware limited liability company.

         "PGP"  means  Peninsula  Gaming  Partners,   LLC,  a  Delaware  limited
liability company, the direct parent and sole manager of PGC.

         "Projections" means Parent's forecasted (a) balance sheets, (b) profit and loss statements, and (c) cash flow statements, all prepared on a consistent basis with Parent's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

         "Pro Rata Share" means the percentage obtained by dividing (i) such Lender's Total Commitment, by (ii) the aggregate amount of Total Commitments of all Lenders; provided, however, that, in each case, in the event all Commitments have been terminated or reduced to zero, Pro Rata Share shall be determined by dividing (a) the aggregate principal amount of such Lender's Advances, by (b) the aggregate principal amount of all Advances outstanding at such time.

         "Purchase Money Indebtedness" means Indebtedness incurred at the time of, or within 20 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof.

         "Racino Project" means the project to design, develop, construct, equip and operate that certain casino and race track to be located in Opelousas, St. Landry Parish, Louisiana.

         "Real Property" means any estates or interests in real property now owned or hereafter acquired by any Borrower and the improvements thereto.

         "Record" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

         "Register" has the meaning set forth in Section 14.1(h).

         "Registered Note" has the meaning set forth in Section 2.13.

         "Registered Loan" has the meaning set forth in Section 2.13.

         "Remedial  Action"  means all  actions  taken to (a) clean up,  remove, remediate,  contain,  treat,  monitor,  assess,  evaluate, or in any way address
Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (d) conduct any other actions authorized by 42 USC ss. 9601.

         "Report" has the meaning set forth in Section 16.17.

         "Required Lenders" means, at any time, (a) Agent, and (b) Lenders whose Pro Rata Shares aggregate 51% of the Total Commitments, or if the Total Commitments have been terminated, 51% of the Obligations outstanding.

         "Revolving Loan Agreement" means that certain Loan and Security Agreement, dated as of June 24, 2003, by and among Borrowers and Wells Fargo Foothill, and the other parties party thereto from time to time, as amended by that certain First Amendment to Loan and Security

Agreement, dated as of the Closing Date, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "S&P" means Standard & Poor's Rating Service, a division of The McGraw-Hill Companies, Inc., a New York corporation, and its successors.

         "SEC" means the United States Securities and Exchange Commission and any successor thereto.

         "Securities Account" means a "securities account" as that term is defined in the Code.

         "Senior Note Documents" means, collectively, the Indenture, the Notes, and the Collateral Agreements (as such term is defined in the Indenture) in each case, as such document may be amended, restated, supplemented or modified from time to time with the consent of Lender.

         "Solvent" means, with respect to any Person on a particular date, that such Person is not insolvent (as such term is defined in the Uniform Fraudulent Transfer Act).

         "Stock" means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

         "Subsidiary" of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of Stock having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity.

         "Taxes" has the meaning set forth in Section 16.5.

         "Total Commitment" means, with respect to each Lender, its Total Commitment, and, with respect to all Lenders, their Total Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 attached hereto or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

         "Tranche A Advance" has the meaning set forth in Section 2.1(a).

         "Tranche A Collateral" means all of each Borrower's now owned or hereafter acquired right, title and interest in and to (a) any and all Gaming Equipment, the purchase of which was financed, in full or in part, with proceeds of one or more Tranche A Advances, and (b) the proceeds and products, whether tangible or intangible of any of the foregoing, including proceeds of insurance coverage of any and all of the foregoing.

         "Tranche A Commitment" means with respect to each Lender, its Tranche A Commitment, and, with respect to all Lenders, their Tranche A Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

         "Tranche B Advance" has the meaning set forth in Section 2.1(b).

         "Tranche B Collateral" means all of each Borrower's now owned or hereafter acquired right, title and interest in and to (a) any and all Gaming Equipment or other Equipment, the purchase of which was financed, in full or in part, with proceeds of one or more Tranche B Advances, and (b) the proceeds and products, whether tangible or intangible of any of the foregoing, including proceeds of insurance coverage of any and all of the foregoing.

         "Tranche B Commitment" means with respect to each Lender, its Tranche B Commitment, and, with respect to all Lenders, their Tranche B Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

         "Voidable Transfer" has the meaning set forth in Section 16.8.

         "Voting Stock" means Stock of any Person which at the time are entitled to vote in the election of, as applicable, directors, Managers, members or partners generally of such Person.

         "Wells Fargo" means Wells Fargo Bank, National Association, a national banking association.

         "Wells Fargo Foothill" means Wells Fargo Foothill, Inc., a California corporation, and its successors and assigns.

         1.2 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Borrowers" or the term "Parent" is used in respect of a financial covenant or a related definition, it shall be understood to mean Parent and its Subsidiaries on a consolidated basis unless the context clearly requires otherwise.

         1.3 CODE. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

         1.4 CONSTRUCTION. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof,"
"herein," "hereby," "hereunder," and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in the other Loan Documents to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein or in the other Loan Documents shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

         1.5 SCHEDULES AND EXHIBITS. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.


2.       LOAN AND TERMS OF PAYMENT.

         2.1      ADVANCES.

         (a) TRANCHE A COMMITMENT. Subject to the terms and conditions of this Agreement, each Lender agrees (severally, not jointly or jointly and severally) to make, from time to time prior to the Availability Termination Date, a series of term loans to Borrowers (each, a "Tranche A Advance" and collectively the "Tranche A Advances") in an aggregate amount at any one time outstanding not to exceed such Lender's Pro Rata Share of the Tranche A Commitment. Each Tranche A Advance shall be made in accordance with such Lender's Pro Rata Share at such times and in such amounts as any Borrower may request in writing, shall be advanced directly to the applicable vendor or Borrower and once borrowed may be prepaid in whole or in part without penalty or premium at any time during the term of this Agreement upon 30 days prior written notice by such Borrower to Agent, all such prepaid amounts to be applied to the installments due on all of the Tranche A Advances in the inverse order of their maturity. Amounts borrowed and repaid may not be reborrowed. The foregoing to the contrary notwithstanding,
(a) each requested Tranche A Advance shall be in a principal amount of not less than (i) $500,000, or (ii) such lesser amount as is the then unfunded balance of the Tranche A Commitment, (b) each Tranche A Advance shall be in an amount, as determined by Agent, not to exceed such Borrower's invoice cost (including shipping, freight, and installation) with respect to new Gaming Equipment that is to be purchased in the ordinary course of business by a Borrower with the proceeds of such Tranche A Advance, (c) the new Gaming Equipment that is to be acquired or that has been purchased by Borrowers must be for Gaming Equipment listed on Schedule 7.17 hereto and be otherwise acceptable to Agent in all respects, not be a fixture, and not be intended to be affixed to real property or to become installed in or affixed to other goods, and (d) no Lender shall have any obligation to fund any Tranche A Advance hereunder to the extent that the making thereof would cause the then outstanding amount of Tranche A Advances to exceed the Tranche A Commitment. All amounts outstanding under the Tranche A Commitment shall constitute Obligations.

         (b) TRANCHE B COMMITMENT. Subject to the terms and conditions of this Agreement, each Lender agrees (severally, not jointly or jointly and severally) to make, from time to time prior to the Availability Termination Date, a series of term loans to Borrowers (each, a "Tranche B Advance" and collectively the "Tranche B Advances") in an aggregate amount at any one time outstanding not to exceed such Lender's Pro Rata Share of the Tranche B Commitment. Each

Tranche B Advance shall be made in accordance with such Lender's Pro Rata Share at such times and in such amounts as any Borrower may request in writing, shall be advanced directly to the applicable vendor or Borrower and once borrowed may be prepaid in whole or in part without penalty or premium at any time during the term of this Agreement upon 30 days prior written notice by such Borrower to Agent, all such prepaid amounts to be applied to the installments due on all of the Tranche B Advances in the inverse order of their maturity. Amounts borrowed and repaid may not be reborrowed. The foregoing to the contrary notwithstanding,
(a) each requested Tranche B Advance shall be in a principal amount of not less than (i) $500,000, or (ii) such lesser amount as is the then unfunded balance of the Tranche B Commitment, (b) each Tranche B Advance shall be in an amount, as determined by Agent, not to exceed fifty-five percent (55%) of such Borrower's invoice cost (including shipping, freight, and installation) hereto with respect to new Equipment that is to be purchased in the ordinary course of business by a Borrower with the proceeds of such Tranche B Advance, (c) the new Equipment that is to be acquired or that has been purchased by Borrowers must either be for Equipment listed on Schedule 7.17 hereto and be otherwise acceptable to Agent in all respects, not be a fixture, and not be intended to be affixed to real property or to become installed in or affixed to other goods, and (d) no Lender shall have any obligation to fund any Tranche B Advance hereunder to the extent that the making thereof would cause the then outstanding amount of Tranche B Advances to exceed the Tranche B Commitment. All amounts outstanding under the Tranche B Commitment shall constitute Obligations.

         2.2 REPAYMENT OF ADVANCES. All outstanding Tranche A Advances and Tranche B Advances shall be repayable in 48 equal monthly installments of principal, commencing on March 1, 2004, and continuing on the first day of each month thereafter until the unpaid balance of all Advances is paid in full. The outstanding principal balance and all accrued and unpaid interest under all Advances shall also be due and payable in full upon the Maturity Date or any earlier termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise.

         2.3  BORROWING PROCEDURES AND SETTLEMENTS.

         (a) PROCEDURE FOR BORROWING. Each Borrowing shall be made by a written request by an Authorized Person delivered to Agent (which notice must be received by Agent no later than 10:00 a.m. (California time) five Business Days prior to the date that is the requested Funding Date specifying (i) the amount of such Borrowing, (ii) the requested Funding Date, which shall be a Business Day, (iii) whether the Advance is a Tranche A Advance or a Tranche B Advance, and (iv) the details of the Equipment to be financed with the proceeds of such Advance, including, without limitation, whether such Equipment is Gaming Equipment, the cost, manufacturer and vendor of such Equipment, and the make, model and serial number of such Equipment, if applicable. At Agent's election, in lieu of delivering the above-described request in writing, any Authorized Person may give Lender telephonic notice of such request by the required time, with such telephonic notice to be confirmed in writing within 24 hours of the giving of such notice.

         (b)  [INTENTIONALLY OMITTED].

         (c)  MAKING OF ADVANCES.

                  (i) Promptly after receipt of a request for a Borrowing pursuant to Section 2.3(a), Agent shall notify the Lenders, not later than 1:00 p.m. (California time) on the Business Day immediately preceding the Funding Date applicable thereto, by telecopy, telephone, or other similar form of transmission, of the requested Borrowing. Each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to Agent's Account, not later than 10:00 a.m. (California time) on the Funding Date applicable thereto. After Agent's receipt of the proceeds of such Advances (or the Term Loan, as applicable), upon satisfaction of the applicable conditions precedent set forth in Section 3 hereof, Agent shall make the proceeds thereof available to Administrative Borrower on the applicable Funding Date by transferring immediately available funds equal to such proceeds received by Agent to Administrative Borrower's Designated Account; provided, however, that, subject to the provisions of Section 2.3(i), Agent shall not request any Lender to make, and no Lender shall have the obligation to make, any Advance if Agent shall have actual knowledge that one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived.

                  (ii) Unless Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least 1 Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to Agent for the account of Borrowers the amount of that Lender's Pro Rata Share of the Borrowing, Agent may assume that each Lender has made or will make such amount available to Agent in immediately available funds on the Funding Date and Agent may (but shall not be so required), in reliance upon such assumption, make available to Borrowers on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to Agent in immediately available funds and Agent in such circumstances has made available to Borrowers such amount, that Lender shall on the Business Day following such Funding Date make such amount available to Agent, together with interest at the Defaulting Lender Rate for each day during such period. A notice submitted by Agent to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to Agent shall constitute such Lender's Advance on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to Agent on the
         Business Day following the Funding Date, Agent will notify Administrative Borrower of such failure to fund and, upon demand by Agent, Borrowers shall pay such amount to Agent for Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Advances composing such Borrowing. The failure of any Lender to make any Advance on any Funding Date shall not relieve any other Lender of any obligation hereunder to make an Advance on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on any Funding Date.

                  (iii) Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrowers to Agent for the Defaulting Lender's benefit, and, in the absence of such transfer to the Defaulting Lender, Agent shall transfer any such payments to each other non-Defaulting Lender member of the Lender Group ratably in accordance with their Commitments (but only to the extent that such Defaulting Lender's Advance was funded by the other members of the Lender Group) or, if so directed by Administrative Borrower and if no Default or Event of Default had occurred and is continuing (and to the extent such Defaulting Lender's Advance was not funded by the Lender Group), retain same to be re-advanced to Borrowers as if such Defaulting Lender had made Advances to Borrowers. Subject to the foregoing, Agent may hold and, in its Permitted Discretion, re-lend to Borrowers for the account of such Defaulting Lender the amount of all such payments received and retained by it for the account of such Defaulting Lender. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents, such Defaulting Lender shall be deemed not to be a "Lender" and such Lender's Commitment shall be deemed to be zero. This Section shall remain effective with respect to such Lender until (x) the Obligations under this Agreement shall have been declared or shall have become immediately due and payable,
         (y) the non-Defaulting Lenders, Agent, and Administrative Borrower shall have waived such Defaulting Lender's default in writing, or (z) the Defaulting Lender makes its Pro Rata Share of the applicable Advance and pays to Agent all amounts owing by Defaulting Lender in respect thereof. The operation of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by Borrowers of their duties and obligations hereunder to Agent or to the Lenders other than such Defaulting Lender. Any such failure to fund by any Defaulting Lender shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle Administrative Borrower at its option, upon written notice to Agent, to arrange for a substitute Lender to assume the Commitment of such Defaulting Lender, such substitute Lender to be acceptable to Agent. In connection with the arrangement of such a substitute Lender, the Defaulting Lender shall have no right to refuse to be replaced hereunder, and agrees to execute and deliver a completed form of Assignment and Acceptance Agreement in favor of the substitute Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being repaid its share of the outstanding Obligations without any premium or penalty of any kind whatsoever; provided further, however, that any such assumption of the Commitment of such Defaulting Lender shall not be deemed to constitute a waiver of any of the Lender Group's or Borrowers' rights or remedies against any such Defaulting Lender arising out of or in relation to such failure to fund.

         (d)   [INTENTIONALLY OMITTED]

         (e)   AGENT ADVANCES.

                  (i) Agent hereby is authorized by Borrowers and the Lenders, from time to time in Agent's sole discretion, (1) after the occurrence and during the continuance of a Default or an Event of Default, or (2) at any time that any of the other applicable conditions precedent set forth in Section 3 have not been satisfied, to make Advances to Borrowers on behalf of the Lenders that Agent, in its Permitted Discretion deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof, (B) to enhance the likelihood of repayment of the Obligations, or (C) to pay any other amount chargeable to Borrowers pursuant to the terms of this Agreement, including Lender Group Expenses and the costs, fees, and expenses described in Section 10 (any of the Advances described in this Section 2.3(e) shall be referred to as "Agent Advances"); provided, that notwithstanding anything to the contrary contained in this Section 2.3(e), the aggregate principal amount of Agent Advances outstanding at any one time shall not exceed $1,000,000. Each Agent Advance is an Advance hereunder and shall be subject to all the terms and conditions applicable to other Advances, except that all payments thereon shall be payable to Agent solely for its own account (and for the account of the holder of any participation interest with respect to such Agent Advance).

                  (ii) The Agent Advances shall be repayable on demand and secured by the Agent's Liens granted to Agent under the Loan Documents, shall constitute Advances and Obligations hereunder, and shall bear interest at the rate applicable from time to time to Advances.

         (f) SETTLEMENT. It is agreed that each Lender's funded portion of the Advances is intended by the Lenders to equal, at all times, such Lender's Pro Rata Share of the outstanding Advances. Such agreement notwithstanding, Agent and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by Borrowers) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Advances and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

                  (i) Agent shall request settlement ("Settlement") with the Lenders on a weekly basis, or on a more frequent basis if so determined by Agent, (1) for itself, with respect to each Agent Advance, and (2) with respect to Collections received, as to each by notifying the Lenders by telecopy, telephone, or other similar form of transmission, of such requested Settlement, no later than 1:00 p.m. (California time) on the Business Day immediately prior to the date of such requested Settlement (the date of such requested Settlement being the "Settlement Date"). Such notice of a Settlement Date shall include a summary statement of the amount of outstanding Advances and Agent Advances for the period since the prior Settlement Date. Subject to the terms and conditions contained herein (including Section 2.3(c)(iii)): (y) if a Lender's balance of the Advances and Agent Advances exceeds such Lender's Pro Rata Share of the Advances and Agent Advances as of a Settlement Date, then Agent shall, by no later than 12:00 p.m. (California time) on the Settlement Date, transfer in immediately available funds to the account of such Lender as such Lender may designate, an amount such that each such Lender shall, upon receipt of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances and Agent Advances, and (z) if a Lender's balance of the Advances and Agent Advances is less than such Lender's Pro Rata Share of the Advances and Agent Advances as of a Settlement Date, such Lender shall no later than 12:00 p.m. (California time) on the Settlement Date transfer in immediately available funds to the Agent's Account, an amount such that each such Lender shall, upon transfer of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances and Agent Advances. Such amounts made available to Agent under clause (z) of the immediately preceding sentence shall be applied against the amounts of the applicable

         Agent Advance. If any such amount is not made available to Agent by any Lender on the Settlement Date applicable thereto to the extent required by the terms hereof, Agent shall be entitled to recover for its account such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate.

                  (ii) In determining whether a Lender's balance of the Advances and Agent Advances is less than, equal to, or greater than such Lender's Pro Rata Share of the Advances and Agent Advances as of a Settlement Date, Agent shall, as part of the relevant Settlement, apply to such balance the portion of payments actually received in good funds by Agent with respect to principal, interest, fees payable by Borrowers and allocable to the Lenders hereunder, and proceeds of Collateral. To the extent that a net amount is owed to any such Lender after such application, such net amount shall be distributed by Agent to that Lender as part of such next Settlement.

         (g) NOTATION. Agent shall record on its books the principal amount of the Advances owing to each Lender and Agent Advances owing to Agent, and the interests therein of each Lender, from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Advances in its books and records, including computer records, such books and records constituting conclusive evidence, absent manifest error, of the accuracy of the information contained therein.

         (h) LENDERS' FAILURE TO PERFORM. All Advances (other than Agent Advances) shall be made by the Lenders contemporaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Advance (or other extension of credit) hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligations hereunder, and (ii) no failure by any Lender to perform its obligations hereunder shall excuse any other Lender from its obligations hereunder.

         2.4   PAYMENTS.

         (a)   PAYMENTS BY BORROWERS.

                  (i) Except as otherwise expressly provided herein, all payments by Borrowers shall be made to Agent's Account for the account of the Lender Group and shall be made in immediately available funds, no later than 11:00 a.m. (California time) on the date specified herein. Any payment received by Agent later than 11:00 a.m. (California time), shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day.

                  (ii) Unless Agent receives notice from Administrative Borrower prior to the date on which any payment is due to the Lenders that Borrowers will not make such payment in full as and when required, Agent may assume that Borrowers have made (or will make) such payment in full to Agent on such date in immediately available funds and Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrowers do not make such payment in full to Agent on the date when due, each Lender severally shall repay to Agent on demand such amount distributed to such Lender, together with interest thereon at the Defaulting Lender Rate for each day from the date such amount is distributed to such Lender until the date repaid.

         (b)   APPORTIONMENT, APPLICATION AND REVERSAL OF PAYMENTS.

                  (i) Except as otherwise provided with respect to Defaulting Lenders and except as otherwise provided in the Loan Documents (including letter agreements between Agent and individual Lenders), aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Obligations to which such payments relate held by each Lender) and payments of fees and expenses (other than fees or expenses that are for Agent's separate account, after giving effect to any letter agreements between Agent and individual Lenders) shall be apportioned ratably among the Lenders having a Pro Rata Share of the type of Commitment or Obligation to which a particular fee relates. All payments shall be remitted to Agent and all such payments (other than payments received while no Default or Event of Default has occurred and is continuing and which relate to the payment of principal or interest of specific Obligations or which relate to the payment of specific fees), and all proceeds of Collateral or the Letter of Credit received by Agent, shall be applied as follows:

                           (A) first,  to pay any Lender Group Expenses then due
                  to Agent under the Loan Documents, until paid in full,

                           (B) second, to pay any Lender Group Expenses then due
                  to the Lenders under the Loan Documents, on a ratable basis, until paid in full,

                           (C) third, to pay any fees then due to Agent (for its
                  separate accounts, after giving effect to any letter agreements between Agent and the individual Lenders) under the Loan Documents until paid in full,

                           (D) fourth, to pay any fees then due to any or all of
                  the Lenders (after giving effect to any letter agreements between Agent and individual Lenders) under the Loan Documents, on a ratable basis, until paid in full,

                           (E) fifth, to pay interest due in respect of all Agent Advances, until paid in full,

                           (F) sixth,  ratably to pay interest due in respect of
                  Advances (other than Agent Advances) until paid in full; provided, however, proceeds of Tranche A Collateral and Tranche B Collateral shall only be used to pay interest of Tranche A Advances and Tranche B Advances, respectively,

                           (G) seventh,  to pay principal of all Advances  until
                  paid in full; provided, however, proceeds of Tranche A Collateral and Tranche B Collateral shall only be used to pay principal of Tranche A Advances and Tranche B Advances, respectively,

                           (H) eighth,  to pay any other  Obligations until paid
                  in full, and

                           (I)  ninth,   to  Borrowers   (to  be  wired  to  the
                  Designated Account) or such other Person entitled thereto under applicable law.

                  (ii) Agent promptly shall distribute to each Lender, pursuant to the applicable wire instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided in Section 2.3(h).

                  (iii) In each instance, so long as no Default or Event of Default has occurred and is continuing, Section 2.4(b) shall not be deemed to apply to any payment by Borrowers specified by Borrowers to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement.

                  (iv) For purposes of the foregoing, "paid in full" means payment of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not the same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.

                  (v) In the event of a direct conflict between the priority provisions of this Section 2.4 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.4 shall control and govern.

         2.5   [INTENTIONALLY OMITTED].

         2.6   INTEREST: RATES, PAYMENTS, AND CALCULATIONS.

         (a) INTEREST RATES. Except as provided in clause (c) below, all Obligations that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to the Base Rate plus the Base Rate Margin. The foregoing notwithstanding, at no time shall any portion of the Obligations bear interest on the Daily Balance thereof at a per annum rate less than 6%. To the extent that interest accrued hereunder at the rate set forth herein would be less than the foregoing minimum daily rate, the interest rate chargeable hereunder for such day automatically shall be deemed increased to the minimum rate.

         (b) [INTENTIONALLY OMITTED.]

         (c) DEFAULT RATE. Upon the occurrence and during the continuation of an Event of Default (and at the election of Agent or the Required Lenders), all Obligations that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to 2 percentage points above the per annum rate otherwise applicable hereunder.

         (d) PAYMENT. Interest and all other fees payable hereunder shall be due and payable, in arrears, on the first day of each month at any time that Obligations or obligation to extend credit hereunder are outstanding. Borrowers hereby authorize Agent, from time to time, without prior notice to Borrowers, to charge such interest and fees, all Lender Group Expenses (as and when incurred), the charges, commissions, fees and costs provided for in Section 2.11 (as and when accrued or incurred), and all other payments as and when due and payable under any Loan Document to Borrowers' Loan Account, which amounts thereafter shall constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances hereunder. Any interest not paid when due shall be compounded by being charged to Borrowers' Loan Account and shall thereafter constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances.

         (e) COMPUTATION. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed. In the event the Base Rate is changed from time to time hereafter, the rates of interest hereunder based upon the Base Rate automatically and immediately shall be increased or decreased by an amount equal to such change in the Base Rate.

         (f) INTENT TO LIMIT CHARGES TO MAXIMUM LAWFUL RATE. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrowers and the Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, Borrowers are and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrowers in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

         2.7  [INTENTIONALLY OMITTED].

         2.8 CREDITING PAYMENTS. The receipt of any payment item by Agent shall not be considered a payment on account unless such payment item is a wire transfer of immediately available federal funds made to the Agent's Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrowers shall be deemed not to have made such payment and interest shall be calculated accordingly. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Agent only if it is received into the Agent's Account on a Business Day on or before 11:00 a.m. (California time). If any payment item is received into the Agent's Account on a non-Business Day or after 11:00 a.m. (California time) on a Business Day, it shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day.

         2.9 DESIGNATED ACCOUNT. Agent is authorized to make the Advances under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person, or without instructions if pursuant to
Section  2.6(d).  Administrative

Borrower agrees to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrowers and made by Agent or the Lender hereunder. Administrative Borrower may add or replace, the Designated Account Bank or the Designated Account on 30 days prior written notice to Lender; provided, however, that (i) such prospective Designated Account Bank shall be satisfactory to Agent and Agent shall have consented in writing in advance to the opening of such Designated Account with the prospective Designated Account Bank, and (ii) prior to the time of the opening of such Designated Account, Borrowers and such prospective Designated Account Bank shall have executed and delivered to Agent a Control Agreement. Unless otherwise agreed by Agent and Borrowers, any Agent Advance requested by Borrowers and made by Agent or the Lender hereunder shall be made to the Designated Account.

         2.10 MAINTENANCE OF LOAN ACCOUNT; STATEMENTS OF OBLIGATIONS. Lender shall maintain an account on its books in the name of Borrowers (the "Loan Account") on which Borrowers will be charged with all Advances (including Agent Advances) made by Agent or the Lenders to Borrowers or for Borrowers' account and with all other payment Obligations hereunder or under the other Loan Documents, including, accrued interest, fees and expenses, and Lender Expenses. In accordance with Section 2.8, the Loan Account will be credited with all payments received by Agent from Borrowers or for Borrowers' account. Agent shall render statements regarding the Loan Account to Administrative Borrower, including principal, interest, fees, and including an itemization of all charges and expenses constituting Lender Group Expenses owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrowers and the Lender Group unless, within 30 days after receipt thereof by Administrative Borrower, Administrative Borrower shall deliver to Agent written objection thereto describing the error or errors contained in any such statements.

         2.11 FEES. Borrowers shall pay to Agent the following fees and charges, which fees and charges shall be non-refundable when paid (irrespective of whether this Agreement is terminated thereafter) and shall be apportioned among the Lenders in accordance with the terms of letter agreements between Agent and individual Lenders:

         (a) FEE LETTER FEES. As and when due and payable under the terms of the Fee Letter, Borrowers shall pay to Agent the fees set forth in the Fee Letter, and

         (b) AUDIT, APPRAISAL, AND VALUATION CHARGES. For the separate account of Agent (but without duplication of any amounts paid to Agent under the Revolving Loan Agreement for any single audit, appraisal or valuation), audit, appraisal, and valuation fees and charges as follows, (i) a fee of $850 per day, per auditor, plus out-of-pocket expenses for each financial audit of a Borrower performed by personnel employed by Agent, (ii) a fee of $1,500 per day per appraiser, plus out-of-pocket expenses, for each appraisal of the Collateral performed by personnel employed by Agent, and (iii) the actual charges paid or incurred by Agent if it elects to employ the services of one or more third Persons to perform financial audits of Borrowers, to appraise the Collateral, or any portion thereof, or to assess a Borrower's business valuation.

         2.12  [INTENTIONALLY OMITTED].

         2.13 REGISTERED NOTES. Agent agrees to record each Advance on the Register referenced in Section 14.1(h). Each Advance recorded on the Register (each a "Registered Loan") may not be evidenced by promissory notes other than Registered Notes (as defined below). Upon the registration of any Advance, Borrowers agree at the request of any Lender, to execute and deliver to such Lender a promissory note, in conformity with the terms of this Agreement, in registered form to evidence such Registered Loan, in form and substance reasonably satisfactory to such Lender, and registered as provided in Section 14.1(h) (a "Registered Note"), payable to the order of such Lender and otherwise duly completed, provided that any Registered Note issued to evidence Advances shall be issued in the principal amount of the applicable Lender's Commitment. Once recorded on the Register, each Advance may not be removed from the Register so long as it remains outstanding, and a Registered Note may not be exchanged for a promissory note that it is not a Registered Note.

         2.14 CAPITAL REQUIREMENTS. If, after the date hereof, any Lender determines that (i) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by any Governmental Authority charged with the administration thereof, or (ii) compliance by such Lender or its parent bank holding company with any guideline, request, or directive of any such entity regarding capital adequacy (whether or not having the force of law), will have the effect of reducing the return on such Lender's or such holding company's capital as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such holding company could have achieved but for such adoption, change, or compliance (taking into consideration such Lender's or such holding company's then existing policies with respect to capital adequacy and assuming the full utilization of such entity's capital) by any amount deemed by such Lender to be material, then such Lender may notify Administrative Borrower and Agent thereof. Following receipt of such notice, Borrowers agree to pay such Lender on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within 90 days after presentation by such Lender of a statement in the amount and setting forth in reasonable detail such Lender's calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error). In determining such amount, such Lender may use any reasonable averaging and attribution methods.

         2.15  JOINT AND SEVERAL LIABILITY OF BORROWERS.

         (a) Each Borrower is accepting  joint and several  liability  hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by Agent and the Lenders under this Agreement, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations.

         (b) Each Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 2.15), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each Person composing Borrowers without preferences or distinction among them.

         (c) If and to the extent that any of Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Persons composing Borrowers will make such payment with respect to, or perform, such Obligation.

         (d) The Obligations of each Person composing Borrowers under the provisions of this Section 2.15 constitute the absolute and unconditional, full recourse Obligations of each Person composing Borrowers enforceable against each such Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstances whatsoever.

         (e) Except as otherwise expressly provided in this Agreement, each Person composing Borrowers hereby waives notice of acceptance of its joint and several liability, notice of any Advances, notice of the occurrence of any Default, Event of Default, or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by Agent or Lender under or in respect of any of the Obligations, any requirement of diligence or to mitigate damages and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement (except as otherwise provided in this Agreement). Each Person composing Borrowers hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by Agent or Lender at any time or times in respect of any default by any Person composing Borrowers in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by Agent or Lender in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any Person composing Borrowers. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of any Agent or Lender with respect to the failure by any Person composing Borrowers to comply with any of its respective Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this Section 2.15 afford grounds for terminating, discharging or relieving any Person composing Borrowers, in whole or in part, from any of its Obligations under this Section 2.15, it being the intention of each Person composing Borrowers that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of such Person composing Borrowers under this
Section 2.15 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Person composing Borrowers under this Section 2.15 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Person composing Borrowers or any Agent or Lender. The joint and several liability of the Persons composing Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, constitution or place of formation of any of the Persons composing Borrowers or any Agent or Lender.

         (f) Each Person composing Borrowers represents and warrants to Agent and Lender that such Borrower is currently informed of the financial condition of Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Person composing Borrowers further represents and warrants to Agent and Lender that such Borrower has read and understands the terms and conditions of the Loan Documents. Each Person composing Borrowers hereby covenants that such Borrower will continue to keep informed of Borrowers' financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations.

         (g) The provisions of this Section 2.15 are made for the benefit of the Agent, the Lender and their respective successors and assigns, and may be enforced by it or them from time to time against any or all of the Persons composing Borrowers as often as occasion therefor may arise and without requirement on the part of any such Agent, Lender, successor, or assign first to marshal any of its or their claims or to exercise any of its or their rights against any of the other Persons composing Borrowers or to exhaust any remedies available to it or them against any of the other Persons composing Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this
Section 2.15 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by any Agent or Lender upon the insolvency, bankruptcy or reorganization of any of the Persons composing Borrowers, or otherwise, the provisions of this Section 2.15 will forthwith be reinstated in effect, as though such payment had not been made.

         (h) Each of the Persons composing Borrowers hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Persons composing Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Agent or the Lenders with respect to any of the Obligations or any collateral security therefor until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to any Agent or Lender hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Borrower therefor.

         (i) Each of the Persons composing Borrowers hereby agrees that, after the occurrence and during the continuance of any Default or Event of Default, the payment of any amounts due with respect to the indebtedness owing by any Borrower to any other Borrower is hereby subordinated to the prior payment in full in cash of the Obligations. Each Borrower hereby agrees that after the occurrence and during the continuance of any Default or Event of Default, such Borrower will not demand, sue for or otherwise attempt to collect any indebtedness of any other Borrower owing to such Borrower until the Obligations shall have been paid in full in cash.

If, notwithstanding the foregoing sentence, such Borrower shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Borrower as trustee for the Agent, and such Borrower shall deliver any such amounts to Agent for application to the Obligations in accordance with Section 2.4(b).

3.   CONDITIONS; TERM OF AGREEMENT.

         3.1 CONDITIONS PRECEDENT TO INITIAL EXTENSION OF CREDIT. In addition to satisfying each of the conditions precedent set forth in Section 3.3, the obligation of the Lender Group (or any member thereof) to make the initial Advances (or otherwise extend any credit hereunder) is subject to the prior fulfillment, to the satisfaction of Lender Group, of each of the conditions set forth below:

         (a) the Closing Date shall occur on or before September 22, 2003;

         (b) Agent shall have received all financing statements required by Agent, and Agent shall have received searches reflecting the filing of all such financing statements;

         (c) Agent shall have received each of the following documents, in form and substance satisfactory to Agent, duly executed, and each such document shall be in full force and effect:

                  (i)   the Disbursement Letter,

                  (ii)  the Fee Letter,

                  (iii) the Officers' Certificate,

                  (iv)  the Intercompany Subordination Agreement, and

                  (v)   the Management Fees Subordination Agreement.

         (d) Agent shall have received the Letter of Credit, in form and substance satisfactory to Lender Group;

         (e) Agent shall have received a certificate from the Secretary of each Borrower attesting to the resolutions of such Borrower's board of directors (or comparable manager) authorizing its execution, delivery, and performance of this Agreement and the other Loan Documents to which such Borrower is a party and authorizing specific officers of such Borrower to execute the same;

         (f) Agent shall have received copies of each Borrower's Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of such Borrower;

         (g) Agent shall have received a certificate of status with respect to each Borrower, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such Borrower, which certificate shall indicate that such Borrower is in good standing in such jurisdiction;

         (h) Agent shall have received certificates of status with respect to each Borrower, each dated within 30 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of such Borrower) in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that such Borrower is in good standing in such jurisdictions;

         (i) Agent shall have received opinions of Borrowers' counsel in form and substance satisfactory to Agent, such opinions to include (a) that the Advances are "Permitted Indebtedness", as defined in and under the Indenture,
(b) that the Agent's Liens are "Permitted Liens", as defined in and under the Indenture, and (c) regulatory opinions as to the due issuance and valid existence of Borrowers' Gaming License;

         (j) Agent shall have received satisfactory evidence (including a certificate of the chief financial officer of Parent) that all tax returns required to be filed by Borrowers have been timely filed and all taxes upon Borrowers or their properties, assets, income, and franchises (including Real Property taxes and payroll taxes) have been paid prior to delinquency, except such taxes that are the subject of Permitted Protests;

         (k) Agent shall have completed its business, legal, and collateral due diligence, including a collateral audit and review of Borrowers' Books and verification of Borrowers' representations and warranties to the Lender Group, the results of which shall be satisfactory to Agent;

         (l) Agent shall have received the Closing Date Business Plan;

         (m)  Borrowers  shall  pay  all  Lender  Group  Expenses   incurred  in
connection with the transactions evidenced by this Agreement;

         (n) Borrowers shall have received all licenses (including the Gaming Licenses), approvals or evidence of other actions required by any Governmental Authority, including the Louisiana Regulatory Authorities, in connection with the execution and delivery by Borrowers of this Agreement or any other Loan Document or with the consummation of the transactions contemplated hereby and thereby;

         (o) Agent shall have received a copy of the Revolving Loan Agreement (as amended through the Closing Date), in form and substance satisfactory to Agent, duly executed and delivered by all parties party thereto; and

         (p) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Lender Group.

         Notwithstanding the foregoing, Lenders are under no obligation to make the initial Advance (or otherwise to extend any credit provided for hereunder) unless and until all of the conditions set forth in Section 3.3 below are satisfied to the satisfaction of Agent.

         3.2  CONDITIONS   SUBSEQUENT  TO  INITIAL  EXTENSION  OF  CREDIT.   The
obligation of the Lender Group (or any member thereof) to continue to make Advances (or otherwise extend credit hereunder) is subject to the fulfillment, on or before the date applicable thereto, of each of the conditions subsequent set forth below (the failure by Borrowers to so perform or cause to be performed constituting an Event of Default):

         (a) within 180 days of the Closing Date, deliver to Agent certified copies of the policies of insurance, together with the endorsements thereto, as are required by Section 6.8, the form and substance of which shall be satisfactory to Agent and its counsel.

         3.3 CONDITIONS PRECEDENT TO ALL EXTENSIONS OF CREDIT. The obligation of the Lender Group (or any member thereof) to make any Advances (or to extend any other credit hereunder) shall be subject to the following conditions precedent:

         (a) the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

         (b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof;

         (c) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any Governmental Authority against any Borrower, Agent, any Lender, or any of their Affiliates;

         (d) Agent shall have received a copy of the invoice, purchase order and any other agreements relating to the Equipment to be financed with the proceeds of such Advance, and each of the foregoing shall be in form and substance satisfactory to Agent ;

         (e) Agent shall have received the results of lien searches against Borrowers from all applicable jurisdictions dated within 30 days of the requested Funding Date, and such searches will reveal no other liens of record against Equipment of any Borrower (other than financing statements of the Indenture Trustee and with respect to the Revolving Loan Agreement on record as of the Closing Date, and financing statements listing specific equipment (other than the Collateral) as collateral);

         (f) Agent shall have received all financing statements and notice letters to creditors of Borrowers as may be required by Agent in connection with such Advance;

         (g) Agent shall have received a certificate of insurance, together with the endorsements thereto, as are required by Section 6.8, the form and substance of which shall be satisfactory to Agent, and such insurance shall be in full force and effect; and

         (h) no Material Adverse Change shall have occurred.

         3.4 TERM. This Agreement shall become effective upon the execution and delivery hereof by Borrowers, Agent, and the Lender and shall continue in full force and effect for a term ending on March 1, 2008 (the "Maturity Date"). The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

         3.5 EFFECT OF TERMINATION. On the date of termination of this Agreement, all Obligations immediately shall become due and payable without notice or demand. No termination of this Agreement, however, shall relieve or discharge Borrowers of their duties, Obligations, or covenants hereunder and the Agent's Liens in the Collateral shall remain in effect until all Obligations have been fully and finally paid in full and the Lender Group's obligations to provide additional credit hereunder have been terminated. When this Agreement has been terminated and all of the Obligations have been fully and finally paid in full and the Lender Group's obligations to provide additional credit under the Loan Documents have been terminated irrevocably, Agent will, at Borrowers' sole expense, execute and deliver any UCC termination statements, lien releases, mortgage releases, re-assignments of trademarks, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, the Agent's Liens and all notices of security interests and liens previously filed by Agent with respect to the Obligations.

         3.6 EARLY TERMINATION BY BORROWERS. Borrowers have the option, at any time upon 90 days prior written notice by Administrative Borrower to Agent, to terminate this Agreement by paying to Agent, for the benefit of the Lender Group, in cash, the Obligations, in full. If Administrative Borrower has sent a notice of termination pursuant to the provisions of this Section, then Lenders' obligations to extend credit hereunder shall terminate and Borrowers shall be obligated to repay the Obligations, in full, on the date set forth as the date of termination of this Agreement in such notice.


4.       CREATION OF SECURITY INTEREST.

         4.1 GRANT OF SECURITY INTEREST. Each Borrower hereby grants to Agent, for the benefit of the Lender Group a continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all of the Obligations in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by Borrowers of each of their covenants and duties under the Loan Documents; provided, however, (a) the Tranche A Collateral shall not secure, and proceeds of Tranche A Collateral shall not be used to repay, Tranche B Advances and (b) the Tranche B Collateral shall not secure, and proceeds of Tranche B Collateral shall not be used to repay, Tranche A Advances. The Agent's Liens in and to the Collateral shall attach to all Collateral without further act on the part of Agent or Borrowers. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for Permitted Dispositions, Borrowers have no authority, express or implied, to dispose of any item or portion of the Collateral.

         4.2 NEGOTIABLE COLLATERAL. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, and if and to the extent that perfection of priority of Agent's security interest is dependent on or enhanced by possession, the applicable

Borrower, immediately upon the request of Agent, shall endorse and deliver physical possession of such Negotiable Collateral to Agent.

4.3      [INTENTIONALLY OMITTED].

         4.4 DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED. At any time upon the request of Agent, Borrowers shall execute and deliver to Agent, any and all financing statements, original financing statements in lieu of continuation statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, and all other documents (the "Additional Documents") that Agent may request in its Permitted Discretion, in form and substance satisfactory to Agent, to perfect and continue perfected or better perfect the Agent's Liens in the Collateral (whether now owned or hereafter arising or acquired) and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. To the maximum extent permitted by applicable law, each Borrower authorizes Agent to execute any such Additional Documents in the applicable Borrower's name and authorize Agent to file such executed Additional Documents in any appropriate filing office.

         4.5 POWER OF ATTORNEY. Each Borrower hereby irrevocably makes, constitutes, and appoints Agent (and any of Agent's officers, employees, or agents designated by Agent) as such Borrower's true and lawful attorney, with power to (a) if such Borrower refuses to, or fails timely to execute and deliver any of the documents described in Section 4.4, sign the name of such Borrower on any of the documents described in Section 4.4, (b) at any time that an Event of Default has occurred and is continuing, sign such Borrower's name on any invoice or bill of lading relating to the Collateral, (c) at any time that an Event of Default has occurred and is continuing endorse such Borrower's name on any Collection item that may come into Lender's possession, (d) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under such Borrower's policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (e) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Collateral directly with third parties, for amounts and upon terms that Agent determines to be reasonable, and Agent may cause to be executed and delivered any documents and releases that Agent determines to be necessary. The appointment of Agent as each Borrower's attorney, and each and every one of its rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and the Lender Group's obligations to extend credit hereunder are terminated.

         4.6 RIGHT TO INSPECT. Agent and each Lender (through any of their respective officers, employees, or agents) shall have the right, from time to time and during normal business hours hereafter to inspect the Books and to check, test, and appraise the Collateral, operations and assets of Borrowers in order to verify Borrowers' financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

         4.7  [INTENTIONALLY OMITTED].

         4.8 LETTER OF CREDIT. As additional credit enhancement for the repayment of the Obligations to Lender, Borrowers have caused the Letter of Credit to be issued and delivered to Agent. Agent shall have the right to draw upon the Letter of Credit in accordance with its terms, in full or in part (and to apply the proceeds thereof to the Obligations or hold as cash collateral, at the option of Lender); provided, however, that, upon written request of Borrowers after the Availability Termination Date and so long as (i) no Default or Event of Default shall then exist, and (ii) the aggregate amount of scheduled principal payments (without giving effect to any prepayments required hereunder) made to Agent with respect to the Tranche A Advances or the Tranche B Advances, or any combination of the foregoing, equals or exceeds $3,200,000, Agent agrees to promptly deliver and release to Administrative Borrower the Letter of Credit.


5.       REPRESENTATIONS AND WARRANTIES.

         In order to induce the Lender Group to enter into this Agreement, each Borrower makes the following representations and warranties to the Lender Group which shall be true, correct, and complete, in all material respects, as of the date hereof, and shall be true, correct, and complete, in all material respects, as of the Closing Date, and at and as of the date of the making of each Advance (or other extension of credit) made thereafter, as though made on and as of the date of such Advance (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this
Agreement:

         5.1 NO ENCUMBRANCES. Each Borrower has good and indefeasible title to its assets, free and clear of Liens except for Permitted Liens.

         5.2 [INTENTIONALLY OMITTED].

         5.3 [INTENTIONALLY OMITTED].

         5.4 EQUIPMENT. All of the Equipment is used or held for use in Borrowers' business and is fit for such purposes.

         5.5 LOCATION OF EQUIPMENT. The Equipment is not stored with a bailee, warehouseman, or similar party and is located only at the locations identified on Schedule 5.5.

         5.6 [INTENTIONALLY OMITTED].

         5.7 LOCATION OF CHIEF EXECUTIVE OFFICE; FEIN. The chief executive office of each Borrower is located at the address indicated in Schedule 5.7 and each Borrower's FEIN is identified in Schedule 5.7.

         5.8 DUE ORGANIZATION AND QUALIFICATION; SUBSIDIARIES.

         (a) Each Borrower is duly organized and existing and in good standing under the laws of the jurisdiction of its organization and qualified to do business in any state where the failure to be so qualified reasonably could be expected to have a Material Adverse Change.

         (b) Set forth on Schedule 5.8(b), is a complete and accurate description of the authorized capital Stock of each Borrower, by class, and, as of the Closing Date, a description of the number of shares of each such class that are issued and outstanding. Other than as described on Schedule 5.8(b), there are no subscriptions, options, warrants, or calls relating to any shares of each Borrower's capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. No Borrower is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital Stock or any security convertible into or exchangeable for any of its capital Stock.

         (c) Set forth on Schedule 5.8(c), is a complete and accurate list of each Borrower's direct and indirect Subsidiaries, showing: (i) the jurisdiction of their organization; (ii) the number of shares of each class of common and preferred Stock authorized for each of such Subsidiaries; and (iii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by the applicable Borrower. All of the outstanding capital Stock of each such Subsidiary has been validly issued and is fully paid and (if applicable) non-assessable.

         (d) Except as set forth on Schedule 5.8(c), there are no subscriptions, options, warrants, or calls relating to any shares of any Borrower's Subsidiaries' capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. No Borrower or any of its respective Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of any Borrower's Subsidiaries' capital Stock or any security convertible into or exchangeable for any such capital Stock.

         5.9 DUE AUTHORIZATION; NO CONFLICT.

         (a) As to each Borrower, the execution, delivery, and performance by such Borrower of this Agreement and the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Borrower.

         (b) As to each Borrower, the execution, delivery, and performance by such Borrower of this Agreement and the Loan Documents to which it is a party do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to any Borrower, the Governing Documents of any Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on any Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Borrower (including any of the Senior Note Documents), (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of any Borrower, other than Permitted Liens, or (iv) require any approval of any Borrower's members or shareholders or any approval or consent of any Person under any material contractual obligation of any Borrower.

         (c) Other than the filing of financing statements, the execution, delivery, and performance by each Borrower of this Agreement and the Loan
Documents to which such Borrower is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

         (d) As to each Borrower, this Agreement and the other Loan Documents to which such Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by such Borrower will be the legally valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

         (e) The Agent's Liens are validly created, perfected, and first priority Liens, subject only to Permitted Liens.

         5.10 LITIGATION. Other than those matters disclosed on Schedule 5.10, there are no actions, suits, or proceedings pending or, to the best knowledge of Borrowers, threatened against Borrowers, or any of their Subsidiaries, as applicable, except for (a) matters that are fully covered by insurance (subject to customary deductibles), and (b) matters arising after the Closing Date that, if decided adversely to Borrowers, or any of their Subsidiaries, as applicable, reasonably could not be expected to result in a Material Adverse Change.

         5.11 NO MATERIAL ADVERSE CHANGE. All financial statements relating to Borrowers that have been delivered by Borrowers to the Lender Group have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, Borrowers' financial condition as of the date thereof and results of operations for the period then ended. There has not been a Material Adverse Change with respect to Borrowers since the date of the latest financial statements submitted to the Lender Group on or before the Closing Date.

         5.12  FRAUDULENT TRANSFER.

         (a)  The Borrowers on a consolidated basis are Solvent.

         (b) No transfer of property is being made by any Borrower and no obligation is being incurred by any Borrower in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrowers.

         5.13 EMPLOYEE BENEFITS. None of Borrowers, any of their Subsidiaries, or any of its ERISA Affiliates maintains or contributes to any Benefit Plan.

         5.14 ENVIRONMENTAL CONDITION. Except as set forth on Schedule 5.14, (a) to Borrowers' knowledge, none of Borrowers' properties or assets has ever been used by Borrowers or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such production, storage, handling, treatment, release or transport was in violation, in any material respect, of applicable Environmental Law, (b) to Borrowers' knowledge, none of Borrowers' properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, (c) none of Borrowers have received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property owned or operated by Borrowers, and (d) none of Borrowers have received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal or state governmental agency concerning any action or omission by any Borrower resulting in the releasing or disposing of Hazardous Materials into the environment.

         5.15 BROKERAGE FEES. Borrowers have not utilized the services of any broker or finder in connection with Borrowers' obtaining financing from the Lender Group under this Agreement and no brokerage commission or finders fee is payable by Borrowers in connection herewith.

         5.16 INTELLECTUAL PROPERTY. Each Borrower owns, or holds licenses in, all trademarks, trade names, copyrights, patents, patent rights, and licenses that are necessary to the conduct of its business as currently conducted. Attached hereto as Schedule 5.16 is a true, correct, and complete listing of all material patents, patent applications, trademarks, trademark applications, copyrights, and copyright registrations as to which each Borrower is the owner or is an exclusive licensee.

         5.17 LEASES. Borrowers enjoy peaceful and undisturbed possession under all leases material to the business of Borrowers and to which Borrowers are a party or under which Borrowers are operating. All of such leases are valid and subsisting and no material default (after giving effect to any applicable notice and cure periods) by Borrowers exists under any of them.

         5.18 DDAS. Set forth on Schedule 5.18 are all of the DDAs of each Borrower, including, with respect to each depository (i) the name and address of such depository, and (ii) the account numbers of the accounts maintained with such depository.

         5.19 COMPLETE DISCLOSURE. All factual information (taken as a whole) furnished by or on behalf of Borrowers in writing to Agent or any Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement, the other Loan Documents, or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Borrowers in writing to the Agent or any Lender will be, true and accurate, in all material respects, on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. On the Closing Date, the Closing Date Projections represent, and as of the date on which any other Projections are delivered to Agent, such additional Projections represent Borrowers' good faith best estimate of its future performance for the periods covered thereby.

         5.20 INDEBTEDNESS. Set forth on Schedule 5.20 is a true and complete list of all Indebtedness of each Borrower outstanding immediately prior to the Closing Date that is to remain outstanding after the Closing Date and such Schedule accurately reflects the aggregate principal amount of such Indebtedness and the principal terms thereof.

         5.21  LICENSES AND PERMITS.

         (a) (i) All material licenses (including all necessary Gaming Licenses), permits, and consents and similar rights required from any federal, state, or local governmental body (including the Gaming Authorities), for the ownership, use, or operation of the businesses or properties now owned or operated by each Borrower, have been validly issued and are in full force and effect; (ii) each Borrower is in compliance, in all material respects, with all of the provisions thereof applicable to it; and (iii) none of such licenses, permits, or consents is the subject of any pending or, to any Borrower's knowledge, threatened proceeding for the revocation, cancellation, suspension, or non-renewal thereof. As of the Closing Date (and as of each subsequent date on which Borrower delivers to Agent an updated schedule pursuant to Section 6.18 below), set forth on Schedule 5.21 is a complete and accurate list of all such licenses, permits, and consents that are necessary and appropriate for the operation of Borrower's businesses and such schedule identifies the date by which an application for the renewal of such license, permit, or consent must be filed and describes the status of each such pending application.

         (b) Each Borrower has obtained (i) all material licenses, permits, and consents necessary or appropriate to conduct its business and operations and
(ii) as of the Closing Date, all required approvals from the Gaming Authorities of the transactions contemplated hereby and by the other Loan Documents.

         (c) Each Borrower owns or possesses all patents, trademarks, trade names, copyrights, and other similar rights necessary for the conduct of business as now carried on or proposed to be conducted, without any known conflict of the rights of others.


6.   AFFIRMATIVE COVENANTS.

         Each Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, Borrowers shall and shall cause each of their respective Subsidiaries to do all of the following:

         6.1 ACCOUNTING SYSTEM. Maintain a system of accounting that enables Borrowers to produce financial statements in accordance with GAAP and maintain records pertaining to the Collateral that contain information as from time to time reasonably may be requested by Agent.

         6.2 REPORTING. Provide Agent and each Lender with the following documents at the following times in form satisfactory to the Required Lenders (but without duplication of any identical reports delivered to Wells Fargo Foothill, as agent under the Revolving Loan Agreement):

----------------------------------- --------------------------------------------
Monthly (not later than the         (a) a detailed itemized report reflecting
15th day of each month)             the prior months and year-to-date revenues
                                    from the racetrack, off-track betting
                                    parlors (including video poker revenues) and out-of-state satellite operations,

                                    (b) a detailed itemized report reflecting
                                    tax payments made during the prior month,
----------------------------------- --------------------------------------------
Monthly (not later than the 15th    (c) a detailed  itemized report showing the
day of each month), commencing      following items: (i) the average daily
with the month following the        dollar amount of winnings for all Gaming
month in which the Racino Project   Equipment for such month, (ii) the average
casino opens to the general public  daily number of customers admitted into the
                                    Racino Project casino for such month,
                                    and (iii) the average daily dollar amount of
                                    winnings the per customer admitted for such
                                    month, and
----------------------------------- --------------------------------------------

----------------------------------- --------------------------------------------
Upon request by Agent               (d) such other reports as to the Collateral,
                                    or the financial condition of Borrowers, as
                                    Agent may request.
----------------------------------- --------------------------------------------

         In addition, each Borrower agrees to cooperate fully with Agent to facilitate and implement a system of electronic collateral reporting in order to provide electronic reporting of each of the items set forth above.

         6.3 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES. Deliver to Agent and each Lender (but without duplication of any identical reports delivered to Wells Fargo Foothill, as lender under the Revolving Loan Agreement):

         (a) as soon as available, but in any event within 30 days (45 days in the case of a month that is the end of one of the first 3 fiscal quarters in a fiscal year or 90 days in the case of a month that is the end of the fiscal year) after the end of each month during each of Parent's fiscal years,

                  (i) a company prepared consolidated balance sheet, income statement, and statement of cash flow covering Parent's and its Subsidiaries' operations during such period,

                  (ii) a certificate signed by the chief financial officer of Parent to the effect that:

                           (A) the financial statements delivered hereunder have
                  been prepared in accordance with GAAP (except for the lack of footnotes and being subject to year-end audit adjustments) and fairly present in all material respects the financial condition of Parent and its Subsidiaries,

                           (B) the  representations  and warranties of Borrowers
                  contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date), and

                           (C) there does not exist any  condition or event that
                  constitutes a Default or Event of Default (or, to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action Borrowers have taken, are taking, or propose to take with respect thereto), and

                  (iii) for each month that is the date on which a financial covenant in Section 7.20 is to be tested, a Compliance Certificate demonstrating, in reasonable detail, compliance at the end of such period with the applicable financial covenants contained in Section 7.20,

         (b) as soon as available, but in any event within 90 days after the end of each of Parent's fiscal years,

                  (i) financial statements of Parent and its Subsidiaries for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Agent and certified, without any qualifications, by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants' letter to management),

                  (ii) a certificate of such accountants addressed to Agent and the Lender stating that such accountants do not have knowledge of the existence of any Default or Event of Default under Section 7.20,

         (c) as soon as available, but in any event no later than thirty (30) days after the end of each of Parent's fiscal years,

                  (i) copies of Borrowers' Projections, in form and substance (including as to scope and underlying assumptions) satisfactory to Agent, in its sole discretion, for the forthcoming fiscal year, month by month, certified by the chief financial officer of Parent as being such officer's good faith best estimate of the financial performance of Parent and its Subsidiaries during the period covered thereby,

         (d) if and when filed by any Borrower,

                  (i) any filings or monthly reports submitted by any Borrower to the Louisiana Regulatory Authorities or any other Gaming Authority other than such filings or monthly reports submitted in the ordinary course of business,

                  (ii) any filings made by any Borrower with the SEC,

                  (iii) copies of Borrowers' federal income tax returns, and any amendments thereto, filed with the Internal Revenue Service, and

                  (iv) any other information that is provided by Parent to its shareholders in their capacities as shareholders generally,

         (e) if and when filed by any Borrower and as requested by Agent, satisfactory evidence of payment of applicable excise taxes in each jurisdictions in which (i) any Borrower conducts business or is required to pay any such excise tax, (ii) where any Borrower's failure to pay any such applicable excise tax would result in a Lien on the properties or assets of any Borrower, or (iii) where any Borrower's failure to pay any such applicable excise tax reasonably could be expected to result in a Material Adverse Change,

         (f) as soon as a Borrower has knowledge of any event or condition that constitutes a Default or an Event of Default, notice thereof and a statement of the curative action that Borrowers propose to take with respect thereto,

         (g) as soon as any Borrower has knowledge that the construction of the Racino Project cannot be completed by Contractor, or has knowledge that such Borrower cannot meet its obligations under any construction documents (including, without limitation, the Fixed Price

Contract), notice thereof and a statement of the curative action that Borrowers propose to take with respect thereto,

         (h) as soon as any Borrower has knowledge thereof, notice of any proposed legislation or administrative action specifically affecting any Borrower's gaming activities or the Racino Project submitted to the floor for business before any Governmental Authority in the state of Louisiana (including the state legislature or any committee thereof), and

         (i) upon the request of Agent, any other report reasonably requested relating to the financial condition of Borrowers.

         In addition to the financial statements referred to above, Borrowers agree to deliver financial statements prepared on both a consolidated and consolidating basis and agree that no Borrower, or any Subsidiary of a Borrower, will have a fiscal year different from that of Parent. Borrowers agree that their independent certified public accountants are authorized to communicate with Agent and to release to Agent whatever financial information concerning Borrowers that Agent reasonably may request. Each Borrower waives the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any information requested by Agent pursuant to or in accordance with this Agreement, and agree that Agent may contact directly any such accounting firm or service bureau in order to obtain such information.

         6.4  [INTENTIONALLY OMITTED].

         6.5  [INTENTIONALLY OMITTED].

         6.6 MAINTENANCE OF PROPERTIES. Borrowers shall cause all material properties which are owned or leased by Borrowers used in the conduct of their business and the business of each of the Subsidiaries to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in their reasonable judgment may be necessary, so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section 6.6 shall prevent Borrowers from discontinuing any operation or maintenance of any of such properties (other than the Collateral), or disposing of any of them (other than the Collateral), if such discontinuance or disposal is (a) (i) in the judgment of the Managers of Borrowers, desirable in the conduct of the business of such entity and (ii) would not have a material adverse effect on the ability of Borrowers to satisfy their obligations under the this Agreement and other Loan Documents, and, to the extent applicable, (b) as otherwise permitted under Section 7.4 hereof.

         6.7 TAXES. Cause all assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against Borrowers or any of their assets to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest. Borrowers will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Agent with proof satisfactory to Agent indicating that the applicable Borrower has made such payments or deposits. Borrowers shall deliver satisfactory evidence of payment of applicable excise taxes in each jurisdictions in which any Borrower is required to pay any such excise tax.

         6.8 INSURANCE.

         (a) At Borrowers' expense, maintain insurance respecting its assets wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar businesses. Borrowers also shall maintain business interruption and comprehensive general liability insurance, as well as insurance against larceny, embezzlement, and criminal misappropriation. All such policies of insurance shall be in such amounts and with such insurance companies as are reasonably satisfactory to Agent. All such policies of insurance relating to the Collateral shall cover the full replacement cost of such Equipment. The deductible under all such insurance policies covering personal property shall not exceed $100,000 per occurrence in case of fire loss, and shall be the lowest commercially available and reasonably priced deductible in case of all other losses. Borrowers shall deliver copies of all such policies to Agent with a satisfactory lender's loss payable endorsement naming Agent as loss payee as its interests may appear with respect to property insurance or additional insured with respect to liability policies. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 10 days prior written notice to Agent in the event of cancellation of the policy for any reason whatsoever. In the event of any casualty loss of assets of any Borrower constituting Collateral and assets not constituting Collateral, Borrowers shall allocate any deductible for such loss to the assets not constituting Collateral, to the extent practicable under the circumstances.

         (b) Borrowers shall give Agent prompt notice of the occurrence of any loss covered by such insurance.

                  (i) In the absence of a Default or Event of Default, Agent shall have the exclusive right to adjust any losses payable with respect to the Collateral under any such insurance policies in excess of $2,000,000 in the aggregate, without any liability to Borrowers whatsoever in respect of such adjustments, and any monies received as payment for any loss under any insurance policy mentioned above with respect to the Collateral (other than liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain with respect to the Collateral, may be retained by the applicable Borrower for application to the cost of repairs, replacements, or restorations. Any such repairs, replacements, or restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items of property destroyed prior to such damage or destruction. Borrowers shall consult with Agent in connection with adjusting any losses payable with respect to the Collateral not in excess of $2,000,000.

                  (ii) During the existence of a Default or Event of Default, Agent shall have the exclusive right to adjust any losses payable with respect to the Collateral under any such insurance policies in excess of $150,000 without any liability to Borrower whatsoever in respect of such adjustments, and any monies in excess of $150,000 received as payment for any loss under any insurance policy mentioned above with respect to the Collateral (other than liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain with respect to the Collateral, shall be paid over to Agent to be applied at the election of the Required Lenders either to the prepayment of the Obligations or shall be disbursed to Borrowers under staged payment terms reasonably satisfactory to Agent for application to the cost of repairs, replacements, or restorations.

         (c) No Borrower will take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this
Section 6.8, unless Agent is included thereon as named insured with the loss payable to Agent under a lender's loss payable endorsement or its equivalent. Borrowers immediately shall notify Agent whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and copies of such policies promptly shall be provided to Agent.

         6.9 LOCATION OF EQUIPMENT. Keep the Equipment only at the locations identified on Schedule 5.5; provided, however, that Administrative Borrower may amend Schedule 5.5 so long as such amendment occurs by written notice to Agent not less than 30 days prior to the date on which the Equipment is moved to such new location, so long as such new location is within the continental United States, and so long as, at the time of such written notification, the applicable Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected the Agent's Liens on such assets and, if requested by Required Lenders, also provides to Agent a Collateral Access Agreement. None of the Equipment comprising the Collateral is affixed to any real property or other goods.

         6.10 COMPLIANCE WITH LAWS. Comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, including the Fair Labor Standards Act and the Americans With Disabilities Act, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, would not result in and reasonably could not be expected to result in a Material Adverse Change.

         6.11 LEASES. Pay when due all rents and other amounts payable under any leases to which any Borrower is a party or by which any Borrower's properties and assets are bound, unless such payments are the subject of a Permitted Protest.

         6.12 BROKERAGE COMMISSIONS. Pay any and all brokerage commission or finders fees incurred in connection with or as a result of Borrowers' obtaining financing from the Lender Group under this Agreement. Borrowers agree and acknowledge that payment of all such brokerage commissions or finders fees shall be the sole responsibility of Borrowers, and each Borrower agrees to indemnify, defend, and hold Agent and the Lender Group harmless from and against any claim of any broker or finder arising out of Borrowers' obtaining financing from the Lender Group under this Agreement.

         6.13 EXISTENCE. At all times preserve and keep in full force and effect each Borrower's valid existence and good standing and any rights and franchises material to Borrowers' businesses.

         6.14  ENVIRONMENTAL.

         (a) Keep any property either owned or operated by any Borrower free of any Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens,
(b) comply, in all material respects, with Environmental Laws and provide to Agent documentation of such compliance which Agent reasonably requests, (c) promptly notify Agent of any release of a Hazardous Material in any reportable quantity from or onto property owned or operated by any Borrower and take any Remedial Actions required to abate said release or otherwise to come into compliance with applicable Environmental Law, and (d) promptly provide Agent with written notice within 10 days of the receipt of any of the following: (i) notice that an Environmental Lien has been filed against any of the real or personal property of any Borrower, (ii) commencement of any Environmental Action or notice that an Environmental Action will be filed against any Borrower, and
(iii) notice of a violation, citation, or other administrative order which reasonably could be expected to result in a Material Adverse Change.

         6.15 DISCLOSURE UPDATES. Promptly and in no event later than 5 Business Days after obtaining knowledge thereof, (a) notify Agent if any written information, exhibit, or report furnished to the Lender Group contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and (b) correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement, filing, or recordation thereof.

         6.16 GOVERNMENT AUTHORIZATION. Deliver to Agent, as soon as practicable, and in any event within ten (10) days after the receipt by such Borrower from any Gaming Authority or other Governmental Authority having jurisdiction over the operations of such Borrower or filing or receipt thereof by such Borrower (a) copies of any order or notice of such Gaming Authority or such other Governmental Authority or court of competent jurisdiction which designates any Gaming License or other material franchise, permit, or other governmental operating authorization of such Borrower or any application therefor, for a hearing or which refuses renewal or extension of, or revokes or suspends the authority of such Borrower to construct, own, manage, or operate its businesses, and (b) a copy of any competing application filed with respect to any such Gaming License or other authorization, or application therefor, of such Borrower, or any citation, notice of violation, or order to show cause issued by any Gaming Authority or other governmental authority or any complaint filed by any Gaming Authority or other governmental authority which is available to such Borrower.

         6.17 LICENSE RENEWALS. Commencing on the date six months following the Closing Date and continuing every six months thereafter, deliver to Agent an updated Schedule 5.21 reflecting thereon, as of the date of such delivery, the information described in Section 5.21.

         6.18 LICENSES AND PERMITS. (a) Ensure that all material licenses (including all necessary Gaming Licenses), permits, and consents and similar rights required from any federal, state, or local governmental body (including the Gaming Authorities) for the ownership, use, or operation of the businesses or properties now owned or operated by each Borrower have been validly issued and are in full force and effect, and (b) comply, in all material respects, with all of the provisions thereof applicable to it.


7.       NEGATIVE COVENANTS

         Each Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, Borrowers will not and will not permit any of their respective Subsidiaries to do any of the following:

         7.1  INDEBTEDNESS.   Create,  incur,  assume,  permit,   guarantee,  or
otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except:

         (a) Indebtedness evidenced by this Agreement and the other Loan Documents;

         (b) Indebtedness set forth on Schedule 5.20;

         (c) Indebtedness evidenced by, or under, the Revolving Loan Agreement and the Loan Documents (as defined in the Revolving Loan Agreement);

         (d) (i) Miscellaneous Indebtedness, and (ii) Permitted Gaming Equipment Purchase Money Indebtedness;

         (e) Indebtedness under the Senior Note Documents in an aggregate principal amount not to exceed $123,200,000 at any one time outstanding;

         (f) refinancings, renewals, or extensions of Indebtedness permitted under clauses (b), (c), (d) and (e) of this Section 7.1 (and continuance or renewal of any Permitted Liens associated therewith) so long as: (i) the terms and conditions of such refinancings, renewals, or extensions do not, in Agent's reasonable judgment, materially impair the prospects of repayment of the Obligations by Borrowers or materially impair Borrowers' creditworthiness, (ii) such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended or add one or more of the Borrowers as liable with respect thereto if such additional Borrowers were not liable with respect to the original Indebtedness, (iii) such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions, that, taken as a whole, are materially more burdensome or restrictive to the applicable Borrower, and (iv) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension Indebtedness must include subordination terms and conditions that are at least as favorable to Lender as those that were applicable to the refinanced, renewed, or extended Indebtedness;

         (g) Indebtedness in an aggregate amount not to exceed $6,000,000 in favor of OED Acquisition provided that such Indebtedness is at all times subject to the Intercompany Subordination Agreement;

         (h) Indebtedness with respect to the obligations of Borrowers pursuant to the Management Agreement so long as such obligations are subject to the Management Fees Subordination Agreement; and

         (i) Indebtedness composing Permitted Investments.

         7.2 LIENS. Create, incur, assume, or permit to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens (including Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is refinanced, renewed, or extended under Section 7.1(f) and so long as the replacement Liens only encumber those assets that secured the refinanced, renewed, or extended Indebtedness).

         7.3 RESTRICTIONS ON FUNDAMENTAL CHANGES.

         (a)  Enter  into  any   merger,   consolidation,   reorganization,   or
recapitalization, or reclassify its Stock; or

         (b) Liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution).

         7.4 DISPOSAL OF ASSETS. Other than Permitted Dispositions, convey, sell, lease, license, assign, transfer, or otherwise dispose of any of the assets of any Borrower.

         7.5 CHANGE NAME. Change any Borrower's name, FEIN, corporate structure, or identity, or add any new fictitious name; provided, however, that a Borrower may change its name upon at least 30 days prior written notice by Administrative Borrower to Lender of such change and so long as, at the time of such written notification, such Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected Lender's Liens.

         7.6 GUARANTEE. Guarantee or otherwise become in any way liable with respect to the obligations of any third Person except (a) by endorsement of instruments or items of payment for deposit to the account of Borrowers or which are transmitted or turned over to Agent, (b) guarantees by Subsidiaries of Borrowers of the obligations of Borrowers under the Indenture or the Revolving Loan Agreement, (c) guarantees constituting Investments permitted under Section 7.13, and (d) guarantees constituting Indebtedness permitted under Section 7.1.

         7.7 NATURE OF BUSINESS. Make any change in the principal nature of Borrowers' business.

         7.8  PREPAYMENTS AND AMENDMENTS.

         (a) Except in connection with a refinancing permitted by Section 7.1(f), prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Borrower, other than the Obligations, the Obligations (as defined in the Revolving Loan Agreement) or Miscellaneous Indebtedness in accordance with this Agreement, and

         (b) Except in connection with a refinancing permitted by Section 7.1(f), (i) directly or indirectly, amend, modify, alter, increase, or change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under Sections 7.1(b) or (e), or (ii) directly or indirectly, amend, modify, alter, increase or change any of the terms or conditions of the Management Agreement and except as permitted in clause (i) hereof, any of the Senior Note Documents, in each case unless approved by Agent in its Permitted Discretion.

         7.9   CHANGE OF  CONTROL.   Cause,  permit,  or  suffer,   directly  or
indirectly, any Change of Control.

         7.10  [INTENTIONALLY OMITTED].

         7.11 DISTRIBUTIONS; MANAGEMENT FEES. Other than distributions or declaration and payment of dividends by a Borrower to another Borrower or to a Subsidiary of a Borrower, make any distribution or declare or pay any dividends (in cash or other property, other than common Stock) on, or purchase, acquire, redeem, or retire any of any Borrower's Stock, of any class, whether now or hereafter outstanding, or make any payment of management fees to any Person. Notwithstanding anything in this Section 7.11 to the contrary, so long as no Event of Default exists hereunder, (a) Parent may make cash distributions in respect of, and in an amount equal to, the amount of state and federal income tax paid or to be paid by the holders of Parent's Stock on taxable income earned by Parent and attributable to such holders as a result of Parent's earnings for federal and state (for the state or states in which any holder is liable for income taxes with respect to such income) income tax purposes, after taking into account any deduction for state income taxes in calculating the federal income tax liability and all other deductions, credits, deferrals and other reductions available to the holders from or through Parent, (b) Borrowers may make distributions to their respective shareholders in an aggregate amount not to exceed $1,250,000 during the term of this Agreement, so long as no Default or Event of Default shall exist on the date of such distribution, and (c) except as prohibited under the Management Fees Subordination Agreement, Borrowers may make payments required pursuant to the Management Agreement.

         7.12 ACCOUNTING METHODS. Modify or change its method of accounting (other than as may be required to conform to GAAP) or enter into, modify, or terminate any agreement currently existing, or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation or storage of Borrowers' accounting records without said accounting firm or service bureau agreeing to provide Agent information regarding the Collateral or Borrowers' financial condition.

         7.13 INVESTMENTS. Except for Permitted Investments or for Securities Accounts or DDAs constituting Indenture Accounts, directly or indirectly, make or acquire any Investment, or incur any liabilities (including contingent obligations) for or in connection with any Investment.

         7.14 TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter into or permit to exist any transaction with any Affiliate of any Borrower except (a) for transactions that are in the ordinary course of Borrowers' business, upon fair and reasonable terms, that are fully disclosed to Agent, and that are no less favorable to Borrowers than would be obtained in an arm's length transaction with a non-Affiliate, (b) that Borrowers may incur indebtedness to Affiliates pursuant to, and within, the limitations set forth in
Section 7.1(g), (c) for payments pursuant to the Management Agreement, except as prohibited under the Management Fees Subordination Agreement, and (d) transactions between or among Borrowers and any Borrower's Subsidiary.

         7.15 SUSPENSION. Suspend or go out of a substantial portion of its business.

         7.16 COMPENSATION. Increase the annual fee or per-meeting fees paid to the members of its Board of Directors during any year by more than 15% over the prior year.

         7.17 USE OF PROCEEDS. Use the proceeds of the (a) Tranche A Advances for any purpose other than to acquire Gaming Equipment in the ordinary course of business for use in the business operations of Borrower, and (b) Tranche B
Advances for any purpose other than to acquire Gaming Equipment and other Equipment in the ordinary course of business for use in the business operations of Borrower, in each case consistent with the terms and conditions hereof.

         7.18 CHANGE IN LOCATION OF CHIEF EXECUTIVE OFFICE; EQUIPMENT WITH BAILEES. Relocate its chief executive office to a new location without Administrative Borrower providing 30 days prior written notification thereof to Agent and so long as, at the time of such written notification, the applicable Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected the Agent's Liens and, upon request of Required Lenders, also provides to Agent a Collateral Access Agreement with respect to such new location. The Equipment shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without Agent's prior written consent.

         7.19 SECURITIES ACCOUNTS. Except with respect to any Securities Account constituting Indenture Accounts, establish or maintain any Securities Account unless Agent shall have received a Control Agreement in respect of such Securities Account. Borrowers agree to not transfer assets out of any Securities Account (other than Securities Accounts constituting Indenture Accounts); provided, however, that, so long as no Event of Default has occurred and is continuing or would result therefrom, Borrowers may use such assets (and the proceeds thereof) to the extent not prohibited by this Agreement.

         7.20 FINANCIAL COVENANTS.

                  (i) MINIMUM EBITDA. Fail to maintain EBITDA, measured on a fiscal quarter-end basis, of at least the required amount set forth in the following table for the period set forth opposite thereto;

         --------------------------------- -------------------------------------
                 Applicable Amount                     Period
         --------------------------------- -------------------------------------

                    $4,168,000             FOR THE FOUR (4) FISCAL MONTH PERIOD
                                           ENDING JUNE 30, 2004
         --------------------------------- -------------------------------------
                    $7,294,000             FOR THE SEVEN (7) FISCAL MONTH PERIOD
                                           ENDING SEPTEMBER 30, 2004
         --------------------------------- -------------------------------------

         --------------------------------- -------------------------------------
                 Applicable Amount                     Period
         --------------------------------- -------------------------------------

                   $12,504,000             FOR THE TEN (10) FISCAL MONTH PERIOD
                                           ENDING DECEMBER 31, 2004
         --------------------------------- -------------------------------------
                   $20,006,400             FOR THE TWELVE (12) FISCAL MONTH
                                           PERIOD ENDING MARCH 31, 2005
         --------------------------------- -------------------------------------
                   $20,044,800             FOR THE TWELVE (12) FISCAL MONTH
                                           PERIOD ENDING JUNE 30, 2005
         --------------------------------- -------------------------------------
                   $20,083,200             FOR THE TWELVE (12) FISCAL MONTH
                                           PERIOD ENDING SEPTEMBER 30, 2005
         --------------------------------- -------------------------------------
                   $20,121,600             FOR THE TWELVE (12) MONTH PERIOD
                                           ENDING DECEMBER 31, 2005
         --------------------------------- -------------------------------------
                   $20,160,000             FOR THE TWELVE (12) FISCAL MONTH
                                           PERIOD ENDING MARCH 31, 2006]
         --------------------------------- -------------------------------------

                  (ii) CAPITAL  EXPENDITURES.  Make capital expenditures (except
         (1) those required under the Construction Disbursement Budget (as defined in the Cash Collateral and Disbursement Agreement and as the
         same may be amended, modified or supplemented from time to time in accordance with the Cash Collateral and Disbursement Agreement), (2) those required with respect to the acquisition of Real Property from Bart C. Warner as described in item 2 of Schedule 5.20 and (3) those required to be made to O.M. Operating in connection with the video gaming purchase described in item 10 of Schedule 5.20) in any fiscal year in excess of the amount set forth in the following table for the applicable period:

           July 1, 2003 through the
         end of the Fiscal Year 2003  Fiscal Year 2004   Fiscal Year 2005
         ---------------------------  ----------------   ----------------
                   $250,000               $1,500,000        $2,000,000
         ---------------------------  ----------------   ----------------


8.       EVENTS OF DEFAULT.

         Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:

         8.1 If Borrowers fail to pay (a) Obligations constituting principal when due and payable, or when declared due and payable, or (b) any other portion of the Obligations (including interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), fees and charges due the Lender Group, reimbursement of Lender Group Expenses, or other amounts constituting Obligations) within three (3) days of the date such Obligation described in this clause (b) is due and payable, or when declared due and payable;

         8.2 If Borrowers fail or neglect to perform, keep, or observe (a) any term, provision, condition, covenant, or agreement: (i) contained in Sections
6.2 (Reporting),  6.3 (Financial Statements,  Reports,  Certificates),  6.7 (Tax
Returns),   6.10  (Compliance  with  Laws),   6.11

(Leases), 6.12 (Brokerage Commissions), or 6.13 (Existence) of this Agreement and such failure continues for a period of 5 Business Days from the earlier of
(A) notice by Lender to Borrowers or (B) the date Borrowers knew or should have known of its occurrence; or (ii) contained in Sections 6.1 (Accounting System),
6.6 (Maintenance of Properties), or 6.9 (Location of Equipment), or 6.14 (exclusive of clause (d) thereof) (Environmental) of this Agreement and such failure continues for a period of 15 Business Days from the earlier of (A) notice by Lender to Borrowers or (B) the date Borrowers knew or should have known of its occurrence; or (b) any other term, provision, condition, covenant, or agreement contained in this Agreement or any material term, provision, condition, covenant or agreement contained in any of the other Loan Documents (giving effect to any grace periods, cure periods, or required notices, if any, expressly provided for in such other Loan Documents); in each case, other than any term, provision, condition, covenant, or agreement that is the subject of another provision of this Section 8, in which event such other provision of this
Section 8 shall govern;

         8.3  If  any  material   portion  of  any  Borrower's  or  any  of  its
Subsidiaries' assets is attached, seized, subjected to a writ or distress warrant, levied upon, or comes into the possession of any third Person;

         8.4 If an Insolvency Proceeding is commenced by any Borrower or any of its Subsidiaries;

         8.5 If an Insolvency Proceeding is commenced against any Borrower, or any of its Subsidiaries, and any of the following events occur: (a) the applicable Borrower or the Subsidiary consents to the institution of the Insolvency Proceeding against it, (b) the petition commencing the Insolvency Proceeding is not timely controverted, (c) the petition commencing the Insolvency Proceeding is not dismissed within 60 calendar days of the date of the filing thereof; provided, however, that, during the pendency of such period, Agent (including any successor agent) and each other member of the Lender Group shall be relieved of their obligation to extend credit hereunder, (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, any Borrower or any of its Subsidiaries, or (e) an order for relief shall have been entered therein;

         8.6 If any Borrower or any of its Subsidiaries is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs for a period of 5 consecutive Business Days;

         8.7 If notices of Lien, levy, or assessment in an aggregate amount in excess of $50,000 are filed of record with respect to any of the Collateral by the United States, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien exceeding the foregoing aggregate limitation, whether choate or otherwise, upon any of the Collateral and the same is not paid before the earlier of 30 days after the date it first arises or 15 days prior to the date on which such asset is subject to being forfeited;

         8.8 If a judgment or judgments for the payment of money (other than judgments as to which a reputable insurance company has accepted full liability) is or are entered by a court of competent jurisdiction against any Borrower or any of its Subsidiaries and such judgment or judgments remain undischarged, unbonded, or unstayed for a period of 60 days after entry; provided, that the aggregate amount of all such judgments exceeds $1,000,000;

         8.9 If there is a default under any Indebtedness of any Borrower or any of its Subsidiaries in excess of $1,000,000 and such default (a) occurs at the final maturity of the obligations thereunder, or (b) results in a right by the other party thereto, irrespective of whether exercised, to accelerate the maturity of the applicable Borrower's or its Subsidiaries' obligations thereunder, to terminate such agreement, or to refuse to renew such agreement pursuant to an automatic renewal right therein;

         8.10 If any Borrower or any of its Subsidiaries makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness;

         8.11 If any misstatement or misrepresentation exists now or hereafter in any warranty, representation, statement, or Record made to the Lender Group by any Borrower, its Subsidiaries, or any officer, employee, agent, or director of any Borrower or any of its Subsidiaries;

         8.12 If the Letter of Credit expires or is not renewed at least 30 days prior to its expiry date prior to release by Agent pursuant to Section 4.8 hereof;

         8.13 If this Agreement or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on or security interest in the Collateral covered hereby or thereby;

         8.14 Any provision of any Loan Document shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by any Borrower, or a proceeding shall be commenced by any Borrower, or by any Governmental Authority having jurisdiction over any Borrower, seeking to establish the invalidity or unenforceability thereof, or any Borrower shall deny that any Borrower has any liability or obligation purported to be created under any Loan Document;

         8.15 If there is an "Event of Default" under (and as defined in) the Indenture; or if there is an event of default under any of the other Senior Note Documents, the Fixed Price Contract, the Management Agreement or the Revolving Loan Agreement; or

         8.16 If any Governmental Authority (including the Louisiana state legislature) restricts the ability of any Borrower to operate, or restricts, limits or prohibits any Borrower from operating, its gaming business as conducted on the Closing Date or operating the Racino Project in the manner contemplated on the Closing Date and such restriction results in a Material Adverse Change.

9.       THE LENDER'S RIGHTS AND REMEDIES.

         9.1 RIGHTS AND REMEDIES. Upon the occurrence, and during the continuation, of an Event of Default, the Required Lenders (at their election but without notice of their election and without demand) may authorize and instruct Agent to do any one or more of the following on behalf of the Lender Group (and Agent, acting upon the instructions of the Required Lenders, shall do the same on behalf of the Lender Group), all of which are authorized by
Borrowers:

         (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

         (b) Cease advancing money or extending credit to or for the benefit of Borrowers under this Agreement, under any of the Loan Documents, or under any other agreement between Borrowers and the Lender Group;

         (c) Terminate this Agreement and any of the other Loan Documents as to any future liability or obligation of the Lender Group, but without affecting any of the Agent's Liens in the Collateral and without affecting the Obligations;

         (d) [INTENTIONAL OMITTED];

         (e) [INTENTIONAL OMITTED];

         (f) Without notice to or demand upon any Borrower, make such payments and do such acts as Agent considers necessary or reasonable to protect its security interests in the Collateral. Each Borrower agrees to assemble the Collateral if Agent so requires, and to make the Collateral available to Agent at a place that Agent may designate which is reasonably convenient to both parties. Each Borrower authorizes Agent to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any Lien that in Agent's determination appears to conflict with the Agent's Liens and to pay all expenses incurred in connection therewith and to charge Borrowers' Loan Account therefor. With respect to any of Borrowers' owned or leased premises, each Borrower hereby grants Agent a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of the Lender Group's rights or remedies provided herein, at law, in equity, or otherwise;

         (g) Without notice to any Borrower (such notice being expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of the Code), set off and apply to the Obligations any and all (i) balances and deposits of any Borrower held by the Lender Group, or (ii) Indebtedness at any time owing to or for the credit or the account of any Borrower held by the Lender Group;

         (h) Hold, as cash collateral, any and all balances and deposits of any Borrower held by the Lender Group to secure the full and final repayment of all of the Obligations;

         (i) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Each Borrower hereby grants to Agent a license or other right to use, without charge, such Borrower's labels, patents, copyrights, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and such Borrower's rights under all licenses and all franchise agreements shall inure to the Lender Group's benefit;

         (j) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrowers' premises) as Agent determines is commercially reasonable. It is not necessary that the Collateral be present at any such sale;

         (k) Agent shall give notice of the disposition of the Collateral as follows:

                  (i) Agent shall give Administrative Borrower (for the benefit of the applicable Borrower) a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, then the time on or after which the private sale or other disposition is to be made; and

                  (ii) The notice shall be personally delivered or mailed, postage prepaid, to Administrative Borrower as provided in Section 12, at least 10 days before the earliest time of disposition set forth in the notice; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

         (l) Agent, on behalf of the Lender Group may credit bid and purchase at any public sale;

         (m) Agent may seek the appointment of a receiver or keeper to take possession of all or any portion of the Collateral or to operate same and, to the maximum extent permitted by law, may seek the appointment of such a receiver without the requirement of prior notice or a hearing;

         (n) The Lender Group shall have all other rights and remedies available to it at law or in equity or pursuant to any other Loan Documents (including the right to draw, in full or in part, under the Letter of Credit);

         (o) Any excess that exists after disposition of the Collateral will be returned, without interest and subject to the rights of third Persons, by Agent to Administrative Borrower (for the benefit of the applicable Borrower); and

         (p) In the event Agent elects to commence foreclosure proceeding under Louisiana law, Agent may cause such Collateral, or any part or parts thereof, to be immediately seized and sold, whether in term of court or in vacation, under ordinary or executory process, in accordance with applicable Louisiana law, to the highest bidder for cash, with or without appraisement, and without the necessity of making additional demand upon or notifying the Borrowers or any Person or placing the Borrowers or any Person in default, all of which are expressly waived. For purposes of foreclosure under Louisiana executory process procedures, each Borrower confesses judgment and acknowledges to be indebted unto and in favor of Agent up to the full amount of the Obligations, in principal, interest, costs, expenses, attorneys' fees and other fees and charges.

To the extent permitted under applicable Louisiana law, each Borrower additionally waives: (a) the benefit of appraisal as provided in Articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure, and all other laws with regard to appraisal upon judicial sale; (b) the demand and three (3) days' delay as provided under Articles 2639 and 2721 of the Louisiana Code of Civil Procedure; (c) the notice of seizure as provided under Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; (d) the three (3) days' delay provided under Articles 2331 and 2722 of the Louisiana Code of Civil Procedure; and (e) all other benefits provided under Articles 2331, 2722 and 2723 of the Louisiana Code of Civil Procedure and all other articles not specifically mentioned above. Should it become necessary for Agent to foreclose under this Agreement, all declarations of fact, which are made under an authentic act before a Notary Public in the presence of two witnesses, by a Person declaring such facts to lie within his or her knowledge, shall constitute authentic evidence for purposes of executory process and also for purposes of La. R.S. 9:3509.1, La. R.S. 9:3504(D)(6) and La. R.S. 10:9-629, as applicable. In addition to the foregoing rights and remedies, Agent may elect to effect the seizure and disposition of the Collateral pursuant to any procedures as may be authorized by Louisiana law from time to time.

         9.2 REMEDIES CUMULATIVE. The rights and remedies of the Lender Group under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. The Lender Group shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by the Lender Group of one right or remedy shall be deemed an election, and no waiver by the Lender Group of any Event of Default shall be deemed a continuing waiver. No delay by the Lender Group shall constitute a waiver, election, or acquiescence by it.


10.      TAXES AND EXPENSES.

         If any Borrower fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, Agent, in its sole discretion and without prior notice to any Borrower, may do any or all of the following:
(a) make payment of the same or any part thereof, (b) set up such reserves in Borrowers' Loan Account as Agent deems necessary to protect the Lender Group from the exposure created by such failure, or (c) in the case of the failure to comply with Section 6.8 hereof, obtain and maintain insurance policies of the type described in Section 6.8 and take any action with respect to such policies as Agent deems prudent. Any such amounts paid by Lender shall constitute Lender Group Expenses and any such payments shall not constitute an agreement by the Lender Group to make similar payments in the future or a waiver by the Lender Group of any Event of Default under this Agreement. Agent need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.


11.      WAIVERS; INDEMNIFICATION.

         11.1 DEMAND; PROTEST. Each Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the Lender Group on which any such Borrower may in any way be liable.

         11.2 THE LENDER GROUP'S LIABILITY FOR COLLATERAL. Each Borrower hereby agrees that: (a) so long as the Lender Group complies with its obligations, if any, under the Code, Agent shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by Borrowers.

         11.3 INDEMNIFICATION. Each Borrower shall pay, indemnify, defend, and hold the Agent-Related Persons, the Lender-Related Persons with respect to each Lender, each Participant, and each of their respective officers, directors, employees, agents, and attorneys-in-fact (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution, delivery, enforcement, performance, or administration of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby, and (b) with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). The foregoing to the contrary notwithstanding, Borrowers shall have no obligation to any Indemnified Person under this Section
11.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Borrowers were required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Borrowers with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.


12.      NOTICES.

         Unless otherwise provided in this Agreement, all notices or demands by Borrowers or Agent to the other relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as Administrative Borrower or Agent, as applicable, may designate to each other in accordance herewith), or telefacsimile to Borrowers in care of Administrative Borrower or to Agent, as the case may be, at its address set forth below:

    If to Administrative Borrower:     THE OLD EVANGELINE DOWNS, L.L.C.
                                       c/o Peninsula Gaming Partners, LLC
                                       400 E. Third Street, P.O. Box 1750
                                       Dubuque, Iowa 52004
                                       Attn:  Natalie Schramm
                                       Fax No.  (563) 690-2190

    and

                                       THE OLD EVANGELINE DOWNS, L.L.C.
                                       c/o Peninsula Gaming Partners, LLC
                                       11100 Santa Monica Boulevard, 10th Floor
                                       Los Angeles, California 90025
                                       Attn:  M. Brent Stevens
                                       Fax No.  (310) 914-6476

    with copies to:                    MAYER, BROWN, ROWE & MAW
                                       1675 Broadway
                                       New York, New York 10019
                                       Attn:  Ron Brody, Esq.
                                       Fax No.  (212) 262-1910

    If to Agent:                       WELLS FARGO FOOTHILL, INC.
                                       2450 Colorado Avenue, Suite 3000W
                                       Santa Monica, California 90404
                                       Attn:  Structured Finance Group Manager
                                       Fax No.  (310) 454-7442

    with copies to:                    PAUL HASTINGS JANOFSKY &
                                           WALKER, LLP
                                       600 Peachtree Street, NE, Suite 2400
                                       Atlanta, Georgia 30308-2222
                                       Attn:  Cindy J. K. Davis, Esq.
                                       Fax No.  (404) 815-2424

         Agent and Borrowers may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. All notices or demands sent in accordance with this Section 12, other than notices by Agent in connection with enforcement rights against the Collateral under the provisions of the Code, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail. Each Borrower acknowledges and agrees that notices sent by the Lender Group in connection with the exercise of enforcement rights against Collateral under the provisions of the

  Code shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by law, transmitted by telefacsimile or any other method set forth above.


13.      CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

         (a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

         (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWERS AND THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 13(B).

         (c) BORROWERS AND THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWERS AND THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

14.      ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.

         14.1  ASSIGNMENTS AND PARTICIPATIONS.

         (a) Any Lender may, with the written consent of Agent (provided that no written consent of Agent shall be required in connection with any assignment and delegation by a Lender to an Eligible Transferee), and, so long as no Event of Default then exists, Borrowers, assign and delegate to one or more assignees (each an "Assignee") all, or any ratable part of all, of the Obligations, the Commitments (pro rata between the Tranche A Commitment and Tranche B Commitment of such Lender) and the other rights and obligations of such Lender hereunder and under the other Loan Documents, in a minimum amount of $5,000,000 (except that such minimum amount shall not apply to an Affiliate of a Lender); provided, however, that Borrower's consent shall not be unreasonably withheld, conditioned or delayed; provided further that no Lender may make any assignment hereunder at any time to Cerberus or Ableco Finance LLC without consent of Borrowers; and provided further that that Borrowers and Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Administrative Borrower and Agent by such Lender and the
Assignee, (ii) such Lender and its Assignee have delivered to Administrative Borrower and Agent an Assignment and Acceptance in form and substance satisfactory to Agent, and (iii) the assignor Lender or Assignee has paid to Agent for Agent's separate account a processing fee in the amount of $5,000. Anything contained herein to the contrary notwithstanding, the consent of Agent shall not be required and payments of any fees shall not be required if (x) such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of such Lender or (y) the assignee is an Affiliate (other than individual(s)) of a Lender. Anything contained herein to the contrary notwithstanding, Wells Fargo Foothill agrees for the benefit of Borrowers that, so long as no Event of Default has occurred and is continuing, Wells Fargo Foothill shall retain more than fifty percent (50%) of the Obligations and commitment to make Advances under Section 2.1 of this Agreement, provided, however, that, the minimum retention of Obligations and commitment to make Advances shall not be applicable if such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of Wells Fargo Foothill.

         (b) From and after the date that Agent notifies the assignor Lender (with a copy to Administrative Borrower) that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee,
(i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except with respect to Section 11.3 hereof) and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto), and such assignment shall affect a novation between Borrowers and the Assignee.

         (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (1) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto, (2) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance or observance by Borrowers of any of their obligations under this Agreement or any other Loan Document furnished pursuant hereto, (3) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (4) such Assignee will, independently and without reliance upon Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (5) such Assignee appoints and authorizes Agent to take such actions and to exercise such powers under this Agreement as are delegated to Agent, by the terms hereof, together with such powers as are reasonably incidental thereto, and (6) such Assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

         (d) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance and receipt and acknowledgment by Agent of such fully executed Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

         (e) Any Lender may at any time, with the written consent of Agent, sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of such Lender (a "Participant") participating interests in its Obligations, the Commitment, and the other rights and interests of that Lender (the "Originating Lender") hereunder and under the other Loan Documents (provided that no written consent of Agent shall be required in connection with any sale of any such participating interests by a Lender to an Eligible Transferee); provided, however, that (i) the Originating Lender shall remain a "Lender" for all purposes of this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Obligations, the Commitments, and the other rights and interests of the Originating Lender hereunder shall not constitute a "Lender" hereunder or under the other Loan Documents and the Originating Lender's obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) Borrowers, Agent, and the Lenders shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender's rights and obligations under this Agreement and the other Loan Documents, (iv) no Lender shall transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating, (C) release all or a material portion of the Collateral, the Letter of Credit or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant through such Lender, or (E) change the amount or due dates of scheduled principal repayments or prepayments or premiums, and (v) all amounts payable by Borrowers hereunder shall be determined as if such Lender had not sold such participation, except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. The rights of any Participant only shall be derivative through the Originating Lender with whom such Participant participates and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to the other Lenders, Agent, Borrowers, the Collateral, the Letter of Credit or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of decisions by the Lenders among themselves.

         (f) In connection with any such assignment or participation or proposed assignment or participation, a Lender may disclose all documents and information which it now or hereafter may have relating to Borrowers or Borrowers' business.

         (g) Any other provision in this Agreement notwithstanding, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

         (h) Subject to the last sentence of this Section 14.1(h), Agent shall maintain, or cause to be maintained, a register (the "Register") on which it enters the name of a Lender as the registered owner of each Advance, as the case may be, held by such Lender. A Registered Loan (and the Registered Note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each Registered Note shall expressly so provide). Subject to the last sentence of this Section 14.1(h), any assignment or sale of all or part of such Registered Loan (and the Registered Note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the Registered Note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such Registered Note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of an assignment or sale of any Registered Loan (and the Registered Note, if any, evidencing the same), Borrowers, Agent and the Lenders shall treat the Person in whose name such Registered Loan (and the Registered Note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary. In the case of an assignment or delegation covered by
Section 14.1(a)(y), the assigning Lender shall maintain a register comparable to the Register on behalf of Agent.

         (i) In the event that a Lender sells participations in a Registered Loan, such Lender shall maintain a register on which it enters the name of all participants in the Registered Loans held by it (the "Participant Register"). A Registered Loan (and the Registered Note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each Registered Note shall expressly so provide). Any participation of such Registered Loan (and the Registered Note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register.

         (j) Successors. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Borrowers may not assign this Agreement or any rights or duties hereunder without the Lenders' prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by the Lenders shall release any Borrower from its Obligations. Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to Section 14.1 hereof and, except as expressly required pursuant to
Section 14.1 hereof, no consent or approval by any Borrower is required in connection with any such assignment.


15.      AMENDMENTS; WAIVERS.

         15.1 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by Borrowers therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Lenders) and Administrative Borrower (on behalf of all Borrowers) and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders affected thereby and Administrative Borrower (on behalf of all Borrowers) and acknowledged by Agent, do any of the following:

         (a) increase or extend any Commitment of any Lender,

         (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due hereunder or under any other Loan Document,

         (c) reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document,

         (d) change the percentage of the Commitments that is required to take any action hereunder,

         (e) amend this Section or any provision of the Agreement providing for consent or other action by all Lenders,

         (f) release Collateral other than as permitted by Section 16.12,

         (g) change the definition of "Required Lenders",

         (h) contractually subordinate any of the Agent's Liens,

         (i) release any Borrower from any obligation for the payment of money, or

         (j) amend any of the provisions of Section 16.

and, provided further, however, that no amendment, waiver or consent shall, unless in writing and signed by Agent, affect the rights or duties of Agent, as applicable, under this Agreement or any other Loan Document. The foregoing notwithstanding, any amendment, modification, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of Borrowers, shall not require consent by or the agreement of Borrowers.

         15.2  REPLACEMENT OF HOLDOUT LENDER.

         If any action to be taken by the Lender Group or Agent hereunder requires the unanimous consent, authorization, or agreement of all Lenders, and a Lender ("Holdout Lender") fails to give its consent, authorization, or agreement, then Agent, upon at least 5 Business Days prior irrevocable notice to the Holdout Lender, may permanently replace the Holdout Lender with one or more substitute Lenders (each, a "Replacement Lender"), and the Holdout Lender shall have not right to refuse to be replaced hereunder. Such notice to replace the Holdout Lender shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given.

         Prior to the effective date of such replacement, the Holdout Lender and each Replacement Lender shall execute and deliver an Assignment and Acceptance Agreement, subject only to the Holdout Lender being repaid its share of the outstanding Obligations without any premium or penalty of any kind whatsoever. If the Holdout Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance Agreement prior to the effective date of such replacement, the Holdout Lender shall be deemed to have executed and delivered such Assignment and Acceptance Agreement. The replacement of any Holdout Lender shall be made in accordance with the terms of Section 14.1. Until such time as the Replacement Lenders shall have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Holdout Lender hereunder and under the other Loan Documents, the Holdout Lender shall remain obligated to make the Holdout Lender's Pro Rata Share of Advances.

         15.3 NO WAIVERS; CUMULATIVE REMEDIES. No failure by Agent or any Lender to exercise any right, remedy, or option under this Agreement or any other Loan Document, or delay by Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Agent or any Lender on any occasion shall affect or diminish Agent's and each Lender's rights thereafter to require strict performance by Borrowers of any provision of this Agreement. Agent's and each Lender's rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Agent or any Lender may have.


16.      AGENT; THE LENDER GROUP.

         16.1 APPOINTMENT AND AUTHORIZATION OF AGENT. Each Lender hereby designates and appoints Wells Fargo Foothill as its representative under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as such on the express conditions contained in this Section 16. The provisions of this Section 16 are solely for the benefit of Agent, and the Lenders, and Borrowers shall have no rights as a third party beneficiary of any of the provisions contained herein. Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent; it being expressly understood and agreed that the use of the word "Agent" is for convenience only, that Wells Fargo Foothill is merely the representative of the Lenders, and only has the contractual duties set forth herein. Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Agent expressly is entitled to take or assert under or pursuant to this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Agent, Lenders agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Collateral, the Collections, and related matters, (b) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents, (c) make Advances, for itself or on behalf of Lenders as provided in the Loan Documents, (d) exclusively receive, apply, and distribute the Collections as provided in the Loan Documents, (e) open and maintain such bank accounts and cash management accounts as Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes with respect to the Collateral and the Collections, (f) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to Borrowers, the Obligations, the Collateral, or otherwise related to any of same as provided in the Loan Documents, and (g) incur and pay such Lender Group Expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents.

         16.2 DELEGATION OF DUTIES. Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

         16.3 LIABILITY OF AGENT. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by any Borrower or any Subsidiary or Affiliate of any Borrower, or any officer or director thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the Books or properties of Borrowers or the books or records or properties of any of Borrowers' Subsidiaries or Affiliates.

         16.4 RELIANCE BY AGENT. Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrowers or counsel to any Lender), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless Agent shall first receive such advice or concurrence of the Lenders as it deems appropriate and until such instructions are received, Agent shall act, or refrain from acting, as it deems advisable. If Agent so requests, it shall first be indemnified to its reasonable satisfaction by Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

         16.5 NOTICE OF DEFAULT OR EVENT OF DEFAULT. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to Agent for the account of the Lenders, except with respect to Events of Default of which Agent has actual knowledge, unless Agent shall have received written notice from a Lender or Administrative Borrower referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a "notice of default." Agent promptly will notify the Lenders of its receipt of any such notice or of any Event of Default of which Agent has actual knowledge. If any Lender obtains actual knowledge of any Event of Default, such Lender promptly shall notify the other

Lenders and Agent of such Event of Default. Each Lender shall be solely responsible for giving any notices to its Participants, if any. Subject to
Section 16.4, Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with
Section 9.

         16.6 CREDIT DECISION. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of Borrowers and their Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrowers and any other Person (other than the Lender Group) party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrowers. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrowers and any other Person (other than the Lender Group) party to a Loan Document. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrowers and any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons.

         16.7 COSTS AND EXPENSES; INDEMNIFICATION. Agent may incur and pay Lender Group Expenses to the extent Agent reasonably deems necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Loan Documents, including court costs, reasonable attorneys fees and expenses, costs of collection by outside collection agencies and auctioneer fees and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not Borrowers are obligated to reimburse Agent or Lenders for such expenses pursuant to the Loan Agreement or otherwise. Agent is authorized and directed to deduct and retain sufficient amounts from Collections received by Agent to reimburse Agent for such out-of-pocket costs and expenses prior to the distribution of any amounts to Lenders. In the event Agent is not reimbursed for such costs and expenses from Collections received by Agent, each Lender hereby agrees that it is and shall be obligated to pay to or reimburse Agent for the amount of such Lender's Pro Rata Share thereof. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of Borrowers and without limiting the obligation of Borrowers to do
so), according to their Pro Rata Shares, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct nor shall any Lender be liable for the obligations of any Defaulting Lender in failing to make an Advance or other extension of credit hereunder.

Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for such Lender's ratable share of any costs or out-of-pocket expenses (including attorneys fees and expenses) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrowers. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of Agent.

         16.8 AGENT IN INDIVIDUAL CAPACITY. Wells Fargo Foothill and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Borrowers and their Subsidiaries and Affiliates and any other Person (other than the Lender Group) party to any Loan Documents as though Wells Fargo Foothill were not Agent hereunder, and, in each case, without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, Wells Fargo Foothill or its Affiliates may receive information regarding Borrowers or their Affiliates and any other Person (other than the Lender Group) party to any Loan Documents that is subject to confidentiality obligations in favor of Borrowers or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent will use its reasonable best efforts to obtain), Agent shall not be under any obligation to provide such information to them. The terms "Lender" and "Lenders" include Wells Fargo Foothill in its individual capacity.

         16.9 SUCCESSOR AGENT. Agent may resign as Agent upon 45 days notice to the Lenders. If Agent resigns under this Agreement, the Required Lenders shall appoint a successor Agent for the Lenders. If no successor Agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with the Lenders, a successor Agent. If Agent has materially breached or failed to perform any material provision of this Agreement or of applicable law, the Required Lenders may agree in writing to remove and replace Agent with a successor Agent from among the Lenders. In any such event, upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers, and duties of the retiring Agent and the term "Agent" shall mean such successor Agent and the retiring Agent's appointment, powers, and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 16 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor Agent has accepted appointment as Agent by the date which is 45 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Lenders appoint a successor Agent as provided for above.

         16.10 LENDER IN INDIVIDUAL CAPACITY. Any Lender and its respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of
banking,  trust,  financial  advisory,   underwriting
or other business with Borrowers and their Subsidiaries and Affiliates and any other Person (other than the Lender Group) party to any Loan Documents as though such Lender were not a Lender hereunder without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, such Lender and its respective Affiliates may receive information regarding Borrowers or their Affiliates and any other Person (other than the Lender Group) party to any Loan Documents that is subject to confidentiality obligations in favor of Borrowers or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver such Lender will use its reasonable best efforts to obtain), such Lender not shall be under any obligation to provide such information to them.

         16.11 WITHHOLDING TAXES.

         (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the IRC and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the IRC, such Lender agrees with and in favor of Agent and Borrowers, to deliver to Agent and Administrative Borrower:

                  (i) if such Lender claims an exemption from withholding tax pursuant to its portfolio interest exception, (a) a statement of the Lender, signed under penalty of perjury, that it is not a (I) a "bank" as described in Section 881(c)(3)(A) of the IRC, (II) a 10% shareholder (within the meaning of Section 881(c)(3)(B) of the IRC), or (III) a controlled foreign corporation described in Section 881(c)(3)(C) of the IRC, and (B) a properly completed IRS Form W-8BEN, before the first payment of any interest under this Agreement and at any other time reasonably requested by Agent or Administrative Borrower;

                  (ii) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Form W-8BEN before the first payment of any interest under this Agreement and at any other time reasonably requested by Agent or Administrative Borrower;

                  (iii) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form W-8ECI before the first payment of any interest is due under this Agreement and at any other time reasonably requested by Agent or Administrative Borrower;

                  (iv) such other form or forms as may be required under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Lender agrees promptly to notify Agent and Administrative Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

         (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form W-8BEN and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrowers to such Lender, such Lender agrees to notify Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of Borrowers to such Lender. To the extent of such percentage amount, Agent will treat such Lender's IRS Form W-8BEN as no longer valid.

         (c) If any Lender is entitled to a reduction in the applicable withholding tax, Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to Agent, then Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

         (d) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify and hold Agent harmless for all amounts paid, directly or indirectly, by Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Agent under this Section, together with all costs and expenses (including attorneys fees and expenses). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of Agent.

         (e) All payments made by Borrowers hereunder or under any note or other Loan Document will be made without setoff, counterclaim, or other defense, except as required by applicable law other than for Taxes (as defined below). All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction (other than the United States) or by any political subdivision or taxing authority thereof or therein (other than of the United States) with respect to such payments (but excluding, any tax imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein (i) measured by or based on the net income or net profits of a Lender, or (ii) to the extent that such tax results from a change in the circumstances of the Lender, including a change in the residence, place of organization, or principal place of business of the Lender, or a change in the branch or lending office of Lender participating in the transactions set forth herein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, each Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any note, including any amount paid pursuant to this Section 16.11 after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein; provided, however, that Borrowers shall not be required to increase any such amounts payable to Agent or any Lender (i) that is not organized under the laws of the United States if such Person fails to comply with the other requirements of this Section 16.11, or (ii) if the increase in such amount payable results from Agent's or such Lender's own willful misconduct or gross negligence. Borrowers will furnish to Agent as promptly as possible after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by Borrowers.

         16.12 COLLATERAL MATTERS.

         (a) The Lenders hereby irrevocably authorize Agent, at its option and in its sole discretion, to release any Lien on any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrowers of all Obligations, (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if Administrative Borrower certifies to Agent that the sale or disposition is permitted under
Section 7.4 of this Agreement or the other Loan Documents (and Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property in which no Borrower owned any interest at the time the security interest was granted or at any time thereafter, or (iv) constituting property leased to a Borrower under a lease that has expired or is terminated in a transaction permitted under this Agreement. Except as provided above, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of (y) if the release is of all or substantially all of the Collateral, all of the Lenders, or (z) otherwise, the Required Lenders. Upon request by Agent or Administrative Borrower at any time, the Lenders will confirm in writing Agent's authority to release any such Liens on particular types or items of Collateral pursuant to this Section 16.12; provided, however, that (1) Agent shall not be required to execute any document necessary to evidence such release on terms that, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of Borrowers in respect of) all interests retained by Borrowers, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

         (b) Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by Borrowers or is cared for, protected, or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent's own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing, except as otherwise provided herein.

         16.13 RESTRICTIONS ON ACTIONS BY LENDERS; SHARING OF PAYMENTS.

         (a) Each of the Lenders agrees that it shall not, without the express consent of Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the request of Agent, set off against the Obligations, any amounts owing by such Lender to Borrowers or any deposit accounts of Borrowers now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral the purpose of which is, or could be, to give such Lender any preference or priority against the other Lenders with respect to the Collateral.

         (b) If, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from Agent pursuant to the terms of this Agreement, or (ii) payments from Agent in excess of such Lender's ratable portion of all such distributions by Agent, such Lender promptly shall (1) turn the same over to Agent, in kind, and with such endorsements as may be required to negotiate the same to Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

         16.14 AGENCY FOR PERFECTION. Agent hereby appoints each other Lender as its agent (and each Lender hereby accepts such appointment) for the purpose of perfecting the Agent's Liens in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor shall deliver such Collateral to Agent or in accordance with Agent's instructions.

         16.15 PAYMENTS BY AGENT TO THE LENDERS. All payments to be made by Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds pursuant to such wire transfer instructions as each party may designate for itself by written notice to Agent. Concurrently with each such payment, Agent shall identify whether such payment (or any portion thereof) represents principal, premium, or interest of the Obligations.

         16.16 CONCERNING THE COLLATERAL AND RELATED LOAN DOCUMENTS. Each member of the Lender Group authorizes and directs Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, for the benefit of the Lender Group. Each member of the Lender Group agrees that any action taken by Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

         16.17   FIELD   AUDITS  AND   EXAMINATION   REPORTS;   CONFIDENTIALITY;
DISCLAIMERS BY LENDERS; OTHER REPORTS AND INFORMATION. By becoming a party to this Agreement, each Lender:

                  (a) is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by Agent, and Agent shall so furnish each Lender with such Reports,

                  (b) expressly agrees and acknowledges that Agent does not (i) make any representation or warranty as to the accuracy of any Report, and (ii) shall not be liable for any information contained in any Report,

                  (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or other party performing any audit or examination will inspect only specific information regarding Borrowers and will rely significantly upon the Books, as well as on representations of Borrowers' personnel,

                  (d) agrees to keep all Reports and other material, non-public information regarding Borrowers and their Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner; it being understood and agreed by Borrowers that in any event such Lender may make disclosures (a) to counsel for and other advisors, accountants, and auditors to such Lender, (b) reasonably required by any bona fide potential or actual Assignee or Participant in connection with any contemplated or actual assignment or transfer by such Lender of an interest herein or any participation interest in such Lender's rights hereunder, (c) of information that has become public by disclosures made by Persons other than such Lender, its Affiliates, assignees, transferees, or Participants, or (d) as required or requested by any court, governmental or administrative agency, pursuant to any subpoena or other legal process, or by any law, statute, regulation, or court order; provided, however, that, unless prohibited by applicable law, statute, regulation, or court order, such Lender shall notify Administrative Borrower of any request by any court, governmental or administrative agency, or pursuant to any subpoena or other legal process for disclosure of any such non-public material information concurrent with, or where practicable, prior to the disclosure thereof, and

                  (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to Borrowers, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of Borrowers; and (ii) to pay and protect, and indemnify, defend and hold Agent, and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys fees and costs) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

In addition to the foregoing: (x) any Lender may from time to time request of Agent in writing that Agent provide to such Lender a copy of any report or document provided by Borrowers to Agent that has not been contemporaneously provided by Borrowers to such Lender, and, upon receipt of such request, Agent shall provide a copy of same to such Lender, (y) to the extent that Agent is entitled, under any provision of the Loan Documents, to request additional reports or information from Borrowers, any Lender may, from time to time, reasonably request Agent to exercise such right as specified in such Lender's notice to Agent, whereupon Agent promptly shall request of Administrative Borrower the additional reports or information reasonably specified by such Lender, and, upon receipt thereof from Administrative Borrower, Agent promptly shall provide a copy of same to such Lender, and (z) any time that Agent renders to Administrative Borrower a statement regarding the Loan Account, Agent shall send a copy of such statement to each Lender.

         16.18 SEVERAL OBLIGATIONS; NO LIABILITY. Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Agent in its capacity as such, and not by or in favor of the Lenders, any and all obligations on the part of Agent (if any) to make any credit available hereunder shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Commitments, to make an amount of such credit not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments. Nothing contained herein shall confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Lender. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent any such notice may be required, and no Lender shall have any obligation, duty, or liability to any Participant of any other Lender. Except as provided in Section 16.7, no member of the Lender Group shall have any liability for the acts or any other member of the Lender Group. No Lender shall be responsible to any Borrower or any other Person for any failure by any other Lender to fulfill its obligations to make credit available hereunder, nor to advance for it or on its behalf in connection with its Commitment, nor to take any other action on its behalf hereunder or in connection with the financing contemplated herein.


17.      GENERAL PROVISIONS.

         17.1  EFFECTIVENESS.   This  Agreement  shall  be  binding  and  deemed
effective when executed by Borrowers, Agent, and each Lender whose signature is provided for on the signature pages hereof.

         17.2 SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

         17.3 INTERPRETATION. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against Lender or Borrowers, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

         17.4 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

         17.5 AMENDMENTS IN WRITING. This Agreement only can be amended by a writing in accordance with Section 15.1.

         17.6 COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

         17.7 REVIVAL AND REINSTATEMENT OF OBLIGATIONS. If the incurrence or payment of the Obligations by any Borrower or the transfer to Lender of any property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if the Lender Group is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender Group is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Lender Group related thereto, the liability of Borrowers automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

         17.8 INTEGRATION. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

         17.9 PARENT AS AGENT FOR BORROWERS. Each Borrower hereby irrevocably appoints Parent as the borrowing agent and attorney-in-fact for all Borrowers (the "Administrative Borrower") which appointment shall remain in full force and effect unless and until Agent shall have received prior written notice signed by each Borrower that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide Agent with all notices with respect to Advances and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Advances and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Account and Collateral of Borrowers in a combined fashion, as more fully set forth herein, is done solely as an accommodation to Borrowers in order to utilize the collective borrowing powers of Borrowers in the most efficient and economical manner and at their request, and that Lender Group shall not incur liability to any Borrower as a result hereof. Each Borrower expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. To induce the Lender Group to do so, and in consideration thereof, each Borrower hereby jointly and severally agrees to indemnify each member of the Lender Group and hold each member of the Lender Group harmless against any and all liability, expense, loss or claim of damage or injury, made against the Lender Group by any Borrower or by any third party whosoever, arising from or incurred by reason of
(a) the handling of the Loan Account and Collateral of Borrowers as herein provided, (b) the Lender Group's relying on any instructions of the Administrative Borrower, or (c) any other action taken by the Lender Group hereunder or under the other Loan Documents, except that Borrowers will have no liability to the relevant Agent Related Person or Lender-Related Person under this Section 17.8 with respect to any liability that has been finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such Agent-Related Person or Lender-Related Person, as the case may be.

         17.10  NON-RECOURSE LIABILITY.

         (a) Subject to the qualifications in paragraph (b) below, the Lender Group shall not enforce the liability and obligations of Borrowers to perform and observe the obligations contained in this Agreement or any other Loan Document, by any action or proceeding wherein a money judgment shall be sought against Borrowers, and Borrowers shall have no personal liability for the payment or performance of any of their obligations under any Loan Documents except that the Lender Group may bring a foreclosure action, or any other appropriate action or proceeding to enable the Lender Group to enforce and realize upon the Collateral or the Letter of Credit, or any other collateral granted to or held by the Lender Group, and the interests of Borrowers in the Collateral, the Letter of Credit and such other collateral; provided, however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Borrowers only to the extent of each Borrower's respective interest in the Collateral, the Letter of Credit and in any other collateral granted to or held by the Lender Group. The Lender Group agrees that it shall not sue for, seek or demand any deficiency judgment against any Borrower in any such action or proceeding, under or by reason of or in connection with this Agreement or the other Loan Documents. Nothing herein shall be deemed to be a waiver of any right which the Lender Group may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Obligations secured by this Agreement or to require that all Collateral shall continue to secure all of the Obligations owing to the Lender Group in accordance with this Agreement and the other Loan Documents.

         (b) The provisions of Section 17.10(a) above shall not, however: (i) impair the right of the Lender Group to name any Borrower as a party defendant in any action or suit for foreclosure against the Collateral; (ii) affect the validity or enforceability of any guaranty made in connection with this Agreement or the other Loan Documents; (iii) impair the right of the Lender Group to obtain the appointment of a receiver of the Collateral; or (iv) constitute a release, waiver or impairment of the right of the Lender Group to enforce the liability or obligation of any Borrower , by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by the Lender Group (including attorneys' fees and costs), arising out of or in connection with any act or omission by such Borrower which would give rise to a cause of action in favor of Agent, any Lender, or the Lender Group, at law or in equity, independent of such Borrower's obligations and liabilities as a borrower under the Loan Documents. Anything contained in Section 17.10(a) above to the contrary notwithstanding, Borrowers shall be liable to the Lender Group for, without limitation, the Lender Group's harm, loss (which may include Lender Group Expenses, and lost interest and principal of the Advances), damage, costs and expenses (including the Lender Group's reasonable attorneys' fees and collection costs) arising out of or in connection with any of the following circumstances:

                  (i) any use or application of the proceeds of any Advances in violation of Section 7.17 hereof, or any failure to maintain at all times the insurance required by Section 6.8, or any failure to cause Agent to be named the sole loss-payee of any such insurance covering the Collateral ;

                  (ii) any waste respecting all or any part of the Collateral;

                  (iii) any fraud or intentional misconduct of any Borrower;

                  (iv) any material breach of any representation or warranty made in connection with this Agreement known by any Borrower to have been false when made or deemed made, including any material misrepresentation or inaccuracy contained in any financial statement, borrowing request or other document provided to Lender pursuant to this Agreement known by Borrower to have been false or inaccurate when provided; or

                  (v) the occurrence of a direct or indirect transfer of any of the Collateral in violation of this Agreement without the prior written consent of Lender, or the existence of any Liens on (other than the Liens in favor of Agent), or any Governmental Authority's or other creditor's threatened seizure or forfeiture of, or foreclosure on , any of the Collateral.

                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                THE OLD EVANGELINE DOWNS, L.L.C.,
                                a Louisiana limited liability company


                                By:    /s/ Natalie Schramm
                                  --------------------------------
                                Title:  Chief Financial Officer


                                THE OLD EVANGELINE DOWNS CAPITAL
                                CORP., a Delaware corporation


                                By:    /s/ Natalie Schramm
                                  --------------------------------
                                Title:  Chief Financial Officer


                                WELLS FARGO FOOTHILL, INC.,
                                a California corporation, as Agent and as Lender


                                By:    /s/ Rhonda Noell
                                  -------------------------------
                                Title:  Senior Vice President

                                  SCHEDULE A-1
                                 AGENT'S ACCOUNT

         An account at a bank designated by Agent from time to time as the account into which Borrowers shall make all payments to Agent for the benefit of the Lender Group and into which the Lender Group shall make all payments to Agent under this Agreement and the other Loan Documents; unless and until Agent notifies Administrative Borrower and the Lender Group to the contrary, Agent's Account shall be that certain deposit account bearing account number 323-266193 and maintained by Agent with JPMorgan Chase Bank, 4 New York Plaza, 15th Floor, New York, New York 10004, ABA #021000021.

                                  SCHEDULE C-1
                                   COMMITMENTS


============================= ================ ============== ==================
                                 TRANCHE A       TRANCHE B
            LENDER               COMMITMENT      COMMITMENT    TOTAL COMMITMENT
============================= ================ ============== ==================

Wells Fargo Foothill, Inc.      $10,036,097      $5,963,903     $16,000,000
============================= ================ ============== ==================

============================= ================ ============== ==================

============================= ================ ============== ==================

============================= ================ ============== ==================

============================= ================ ============== ==================
All Lenders                     $10,036,097      $5,963,903     $16,000,000
============================= ================ ============== ==================